[Front cover]


                              STATE STREET RESEARCH


                              ---------------------
                              STRATEGIC INCOME FUND
                              ---------------------


ANNUAL REPORT
April 30, 1999


                                  -------------
                                  WHAT'S INSIDE
                                  -------------


From the Chairman

A healthy economy
benefited Americans


Portfolio Manager's Review

Bonds weather a
stormy environment


Fund Information

Facts and figures


Plus, Complete Portfolio Holdings
and Financial Statements


[Graphic: DALBAR

HONORS COMMITMENT TO:
      INVESTORS
         1998]

  For Excellence
        in
Shareholder Service


[Graphic: STATE STREET RESEARCH

   75 YEARS

LASTING VALUES
--------------
LEADING IDEAS]

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Picture: Ralph F. Verni]

Dear Shareholder:

In a year marked by market volatility at home and currency upheaval abroad, Americans continued to reap the benefits of a healthy economy. Inflation remained low, unemployment hovered around 4%, wages rose, and prices fell at the gas pump and in the mortgage market. Many Americans took their prosperity to the mall. The holiday season was strong and retail sales rose. However, the nation's savings rate fell below zero late last fall--and remains there now.

Stocks

It was a strong 12 months for the U.S. stock market. A correction late in the summer was short-lived as most segments of the market staged a comeback in the fourth quarter. The Dow Jones Industrial Average pierced 10,000 in the first quarter of 1999. The S&P 500 returned 21.83% for 12 months ended April 30, 1999.(1)

Large-company growth stocks and technology stocks were the strongest performers, led by Internet stocks. However, gains were concentrated in a narrow band of stocks. Small and medium-sized company stocks continued to lag the market, and the gap between growth and value strategies remained. Economically-sensitive cyclical stocks of large companies began to rise in April.

Bonds

The bond market benefited from the Federal Reserve Board's three quick interest rate cuts last fall as the benchmark U.S. Treasury bond's yield hit a low of 5%. Under the weight of a robust economy, that yield climbed back up to 5.7% at the end of the period. Bond prices move in the opposite direction of yields. As a result, the value of U.S. Treasury bonds fell. High-yield "junk" bonds had been weak, but bounced back on the strong economic news to close among the strongest bond market performers.

International

Foreign markets delivered mixed returns. Expectations surrounding the debut of the euro, the new common currency shared by 11 nations, helped European markets in the first half of this reporting period. But the luster was short-lived. Most European economies are still suffering from the Asian flu, and most European markets stumbled in the first months of 1999. Asian emerging markets started to show some signs of life, while Latin American emerging markets remain mired in currency woes. Once again, economists waited for a revival in Japan. Japan's stock market, including small company stocks, managed to deliver attractive returns in the first four months of 1999, encouraged by corporate restructurings and signs that the central bank was trying to help get the economy going.

Outlook and Opportunities

As investors, you may have been unsettled by the market's volatility in the past year. But remember, volatility also creates opportunities. Regardless of the environment, we are confident that our in-depth research can help us uncover good values in companies and markets, both at home and abroad. As always, we will exercise diligence in finding new investments and in monitoring the ones we already own. Thank you for your confidence in State Street Research.

Sincerely,

[Graphic: Signature of Ralph F. Verni]

Ralph F. Verni
Chairman
April 30, 1999


(1)The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2)2.49% for Class B(1) shares; 2.49% for Class B shares; 2.49% for Class C shares; 3.51% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5)The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 1999, except where noted.)
--------------------------------------------------------------------------------

Average Annual Total Return
for period ended 3/31/99
(at maximum applicable sales charge)(3),(4),(5)

------------------------------------------
                  Life of Fund
                (since 8/30/96)     1 Year
------------------------------------------
Class A             6.20%           -2.37%
------------------------------------------
Class B(1)          6.20%           -3.18%
------------------------------------------
Class B             6.20%           -3.18%
------------------------------------------
Class C             7.22%            0.54%
------------------------------------------
Class S             8.38%            2.48%
------------------------------------------


Average Annual Total Return
(at maximum applicable sales charge)(3),(4),(5)

------------------------------------------
                  Life of Fund
                (since 8/30/96)     1 Year
------------------------------------------
Class A             6.47%           -1.54%
------------------------------------------
Class B(1)          6.51%           -2.21%
------------------------------------------
Class B             6.51%           -2.21%
------------------------------------------
Class C             7.49%            1.55%
------------------------------------------
Class S             8.65%            3.51%
------------------------------------------


Yield(5)

------------------------------------------
Class A                             6.08%
------------------------------------------
Class B(1)                          5.61%
------------------------------------------
Class B                             5.63%
------------------------------------------
Class C                             5.62%
------------------------------------------
Class S                             6.61%
------------------------------------------

Yield is based on the net investment income produced for the 30 days ended April 30, 1999.

A high yield could be indicative of high risk bond holdings that have decreased in price because of financial problems of the issuers of the bonds.

PORTFOLIO MANAGER'S REVIEW

Strategic Income Fund: Bonds weather a stormy environment

[Picture: John H. Kallis]

     John H. Kallis
   Portfolio Manager

Jack Kallis, portfolio manager of State Street Research Strategic Income Fund, comments on the year ended April 30, 1999 and his outlook for the period ahead.

Q: How did the Fund perform last year?

A: Class A shares of Strategic Income

Fund returned 3.10% for the year ended April 30, 1999 [does not reflect sales charge.](2) That was higher than the Lipper average multi-sector income fund return of 1.05%. However, the Fund lagged the Lehman Brothers Aggregate Bond Index, which returned 6.27% over the same period.(1)

Q: What factors accounted for the Fund's performance?

A: It was a difficult environment for the bond market, in general. Turbulence was ignited last summer when Russia defaulted on its obligations and devalued its currency, leaving large hedge funds -- private funds that had large, leveraged investments in Russian debt -- exposed to billions of dollars of potential losses. Then, Brazil devalued its currency, bringing a host of neighboring bond markets down with it on fears that it would also default. As a result, investors sought out the highest quality bonds, i.e. U.S. Treasuries, and virtually every other sector lost ground. The Fund's relatively high exposure to high-yield bonds was a damper on performance during this period, although it is worth noting that it outperformed its peers.

Q: How did you respond to the market turbulence?

A: We moved money from the high-yield portion of the Fund into high-grade bonds. As the year progressed, we also reduced our exposure to foreign bonds from about 14% to 10% of the Fund's total assets. Then, as the market began to settle down, our research enabled us to spot opportunities among mortgages, asset-backed and agency bonds. We since sold these bonds at a profit, and added the proceeds back into high-yield bonds, which began to look attractive again in the last quarter of 1998. We also raised the quality of the high-yield bond allocation by adding to our investment in BB-rated bonds.

Q: Did you make any new purchases for the Fund?

A: Yes, near the end of April we allocated a modest amount -- approximately 2% of the portfolio--to short-term or floating-rate emerging market bonds, denominated in U.S. dollars. (That's important because it eliminates currency risk.) Specifically, we built small positions in Argentina, Panama, Peru, Brazil and Bulgaria.

Q: What is attractive about these five markets?

A: The four South American markets we've invested in were dragged down by the events in Brazil although their currencies were more stable. Bulgaria is negotiating to join the European Common Market, which provides an incentive to improve its economic situation and bring interest rates down.

Q: What is your outlook for bonds for the period ahead?

A: We expect the U.S. economy to slow somewhat from the rapid rate of growth registered in the past two quarters. As a result, we expect to see interest rates come down -- although it may take until next year. However, we are keeping our eye on factors such as consumer spending, the U.S. trade deficit, capital spending by U.S. business, and the economic situation in Asia -- any one of which could have a negative impact on the U.S. economy -- and by extension, on interest rates and the bond market -- if there are any surprises.

April 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset Allocation
(by percentage of net assets)

[Pie Chart Data]

High-Yield Corporate          49%
U.S. Government               27%
International                 10%
Finance/Mortgage               7%
Cash                           4%
Equities                       3%


Performance by Sector
(12 months ended 4/30/99)

[Bar Chart Data]

Investment Grade         5.7%
Lower Quality           -0.3%
Foreign                 15.5%

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1999

-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 93.3%
U.S. Treasury 10.9%
U.S. Treasury Bond, 11.625% ........   $1,125,000          11/15/2004          $1,456,346
U.S. Treasury Bond, 8.125% .........    2,700,000           8/15/2021           3,427,299
U.S. Treasury Bond, 6.625% .........    1,565,000           2/15/2027           1,721,250
U.S. Treasury Bond, 6.125% .........      525,000          11/15/2027             543,459
U.S. Treasury Bond, 5.25% ..........      450,000          11/15/2028             416,390
U.S. Treasury Bond, 5.25% ..........      875,000           2/15/2029             821,406
U.S. Treasury Note, 6.625% .........      475,000           7/31/2001             490,067
U.S. Treasury Note, 6.375% .........      175,000           8/15/2002             181,097
U.S. Treasury Note, 5.875% .........      950,000           9/30/2002             969,589
U.S. Treasury Note, 7.875% .........      225,000          11/15/2004             252,140
U.S. Treasury STRIPS, 0.00% ........    1,400,000          11/15/2001           1,221,700
U.S. Treasury STRIPS, 0.00% ........      400,000           5/15/2007             257,576
U.S. Treasury TIPS, 3.875% .........      425,259           4/15/2029             426,453
                                                                               ----------
                                                                               12,184,772
                                                                               ----------
U.S. Agency Mortgage 16.1%
Federal Home Loan Mortgage
  Corp. TBA, 6.50% .................      875,000           6/16/2029             870,074
Federal National Mortgage
  Association, 5.125% ..............      850,000           2/13/2004             830,875
Federal National Mortgage
  Association, 8.50% ...............    1,000,000           2/01/2005           1,023,750
Federal National Mortgage
  Association, 6.96% ...............      875,000           4/02/2007             929,416
Federal National Mortgage
  Association, 9.00% ...............      598,378           5/01/2009             634,837
Federal National Mortgage
  Association, 5.50% ...............      175,000           2/01/2014             169,750
Federal National Mortgage
  Association, 5.50% ...............      747,167           3/01/2014             724,752
Federal National Mortgage
  Association, 6.50% ...............      263,896           9/01/2028             262,162
Federal National Mortgage
  Association, 6.50% ...............    1,104,128          11/01/2028           1,096,874
Federal National Mortgage
  Association, 6.50% ...............    1,481,558          12/01/2028           1,471,824
Federal National Mortgage
  Association, 6.00% ...............      952,507          12/01/2028             923,036
Federal National Mortgage
  Association, 6.00% ...............      934,869           2/01/2029             905,944
Federal National Mortgage
  Association TBA, 6.50% ...........      450,000           6/16/2029             447,043
Government National Mortgage
  Association, 6.50% ...............    1,917,057          11/15/2028           1,904,462
Government National Mortgage
  Association, 6.00% ...............    1,107,263          11/15/2028           1,072,307

-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
Government National Mortgage
  Association TBA, 6.50% ...........   $1,725,000           5/24/2029          $1,713,943
Government National Mortgage
  Association TBA, 7.00% ...........    2,900,000           6/23/2029           2,942,572
                                                                               ----------
                                                                               17,923,621
                                                                               ----------
Canadian-Yankee 1.0%
British Sky Broadcasting Group
  Note, 6.875% .....................      400,000           2/23/2009             397,436
Province of Quebec Deb.,
  5.75% ............................      500,000           2/15/2009             482,760
Woodside Finance Ltd. Note,
  6.60%+ ...........................      300,000           4/15/2008             285,542
                                                                               ----------
                                                                                1,165,738
                                                                               ----------
Foreign Government 9.8%
Republic of Argentina, 5.94%++......      558,000           3/31/2005             493,523
Republic of Brazil, 8.00%[diamond]..      717,168           4/15/2014             495,743
Republic of Bulgaria, 5.875%++ .....      750,000           7/28/2011             510,076
Republic of Panama, 4.00%++ ........      625,000           7/17/2014             491,406
Republic of Peru, 4.50%++ ..........      750,000           3/07/2017             506,396
                                    Greek Drachma
Republic of Greece, 8.80% ..........  986,300,000           6/19/2007           3,749,028
Government of New Zealand,     New Zealand Dollar
 10.00% ............................    3,400,000           3/15/2002           2,153,656
Government of New Zealand,
  8.00% ............................    4,050,000          11/15/2006           2,593,126
                                                                               ----------
                                                                               10,992,954
                                                                               ----------
Finance/Mortgage 6.6%
AT&T Capital Corp. Note,
  6.75% ............................   $  500,000           2/04/2002             509,430
Capital One Bank Note, 6.28%........      250,000           2/20/2001             251,163
Capital One Bank Note, 6.15%........      325,000           6/01/2001             325,845
Capital One Bank Note, 6.48%........      225,000           1/28/2002             226,334
Capital One Bank Note, 6.62%........      525,000           8/04/2003             530,339
Citibank Credit Card Master Trust
  Series 97-2 Cl. A, 6.55% .........      225,000           2/15/2004             229,640
Countrywide Funding Corp.
  Note, 6.58% ......................      575,000           9/21/2001             581,992
DLJ Commercial Mortgage
  Corp. 98-C2, 6.24% ...............      500,000          11/12/2031             493,437
DLJ Commercial Mortgage
  Corp. 98-C2 Cl. A1-A, 5.88%.......      709,460          11/12/2031             700,149
ERAC USA Finance Co. Note,
  6.625%+ ..........................      150,000           2/15/2005             146,373
ERAC USA Finance Co. Note,
  6.75%+ ...........................      500,000           5/15/2007             489,415
Finova Capital Corp. Note,
  6.50% ............................      400,000           7/28/2002             404,732


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
Finance/Mortgage (cont'd)
First Union Commercial
  Mortgage Trust 99-C1
  Cl. A2, 6.07% ...................    $  350,000          10/15/2008          $  341,250
GMAC Commercial Mortgage
  Security Inc. 98-C1 Cl. A1,
  6.41% ...........................       244,056          11/15/2007             248,147
GS Mortgage Securities Corp.
  Series 97-G1, 6.86% .............       200,000           7/13/2030             205,630
LB Commercial Mortgage Trust
  98C1-A1, 6.33% ..................       156,825          11/18/2004             157,707
LB Commercial Mortgage Trust
  98C4-A1, 5.87% ..................       219,848           8/15/2006             217,237
LB Commercial Mortgage Trust
  98C4-A1, 6.21% ..................       105,000          10/15/2008             103,064
MBNA Corp. Sr. Note, 6.12% ........       425,000           8/13/2001             423,555
MBNA Master Credit Card
  Trust Series 98-JA, 5.25% .......       475,000           2/15/2006             464,754
Morgan Stanley Capital Inc.
  98-A1, 6.19% ....................        82,261           1/15/2007              82,287
Prudential Home Mortgage
  Securities Co. Series 93-45
  A-2 PAC, 6.75% ..................       232,182          11/25/2007             233,052
                                                                               ----------
                                                                                7,365,532
                                                                               ----------
Corporate 48.9%
Advanstar Communications Inc.
  Sr. Sub. Note, 9.25% ............       900,000           5/01/2008             929,250
Alaska Steel Corp. Note,
  7.875%+ .........................       500,000           2/15/2009             498,750
Allied Waste North America
  Inc. Sr. Note, 7.625% ...........       250,000           1/01/2006             244,375
Allied Waste North America
  Inc. Sr. Note, 7.875% ...........       250,000           1/01/2009             244,375
American Lawyer Media Inc.
  Sr. Sub. Note Series B,
  9.75% ...........................       500,000          12/15/2007             518,750
American Pacific Corp. Sr.
  Note, 9.25% .....................       550,000           3/01/2005             574,750
American Telecasting Inc. Sr.
  Note, 0.00% to 6/14/99,
  14.50% from 6/15/99 to
  maturity ........................       372,349           6/15/2004             335,114
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50% ....................       250,000           8/01/2004             243,125
Ametek Inc. Sr. Note, 7.20% .......       500,000           7/15/2008             475,995
Archibald Candy Corp. Sr. Sec.
  Note, 10.25% ....................       750,000           7/01/2004             768,750

-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
Aurora Foods Inc. Sr. Sub. Note
  Series B, 8.75% .................    $  250,000           7/01/2008          $  261,250
Ball Corp. Sr. Note, 7.75% ........     1,250,000           8/01/2006           1,290,625
Ball Corp. Sr. Sub. Note,
  8.25% ...........................       250,000           8/01/2008             260,625
BTI Telecom Corp. Sr. Note,
  10.50% ..........................       100,000           9/15/2007              93,250
California Infrastructure
  Development Series
  1997-A6, 6.38% ..................       675,000           9/25/2008             681,325
Call-Net Enterprises Inc. Sr.
  Note, 8.00% .....................       500,000           8/15/2008             482,500
Calpine Corp. Sr. Note, 7.625%.....       350,000           4/15/2006             347,757
Canadian First Oil Ltd. Sr. Sub.
  Note, 8.75% .....................       150,000           9/15/2007             145,500
Capstar Broadcasting Partners
  Sr. Note, 0.00% to
  1/31/2002, 12.75% from
  2/1/2002 to maturity ............     1,000,000           2/01/2009             842,500
Cellnet Data Systems Inc. Sr.
  Note Series B, 0.00% to
  9/30/2002, 14.00% from
  10/1/2002 to maturity ...........       750,000          10/01/2007             255,000
Century Communications Corp.
  Sr. Note, 8.375% ................       500,000          12/15/2007             507,500
Charter Communications
  Holdings Inc. Sr. Note,
  8.625%+ .........................       500,000           4/01/2009             515,000
Cluett American Corp. Sr. Sub.
  Note Series B, 10.125% ..........       250,000           5/15/2008             240,000
Columbia/HCA Healthcare Corp.
  Note, 8.12% .....................       575,000           8/04/2003             569,750
Columbia/HCA Healthcare Corp.
  Note, 6.91% .....................       750,000           6/15/2005             684,323
Columbia/HCA Healthcare Corp.
  Note, 7.69% .....................       175,000           6/15/2025             143,971
Columbia/HCA Healthcare Corp.
  Note, 7.75% .....................       400,000           7/15/2036             335,764
CSC Holdings Inc. Sr. Deb.,
  7.875% ..........................       500,000           2/15/2018             511,315
Drypers Corp. Series B Sr.
  Note, 10.25% ....................       500,000           6/15/2007             440,000
E. Spire Communications Sr.
  Note, 0.00% to 3/31/2001,
  12.75% from 4/1/2001 to
  maturity ........................       100,000           4/01/2006              67,000


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
Corporate (cont'd)
Econophone Inc. Sr. Note,
  13.50% ............................  $1,000,000           7/15/2007          $1,080,000
Econophone Inc. Sr. Note,
  0.00% to 2/14/2003, 11.00%
  from 2/15/2003 to maturity ........     500,000           2/15/2008             287,500
Elgar Holdings Inc. Sr. Sub.
  Note, 9.875% ......................     500,000           2/01/2008             390,000
Empire Gas Corp. Sr. Sec.
  Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to
  maturity ..........................   1,000,000           7/15/2004             700,000
Envirosource Inc. Note, 9.75% .......   1,500,000           6/15/2003           1,421,250
Envirosource Inc. Sr. Note
  Series B, 9.75% ...................     250,000           6/15/2003             150,000
Extended Stay America Inc. Sr.
  Sub. Note, 9.15% ..................     500,000           3/15/2008             487,500
Falcon Holding Group LP Series
  B Sr. Deb., 8.375% ................     500,000           4/15/2010             511,250
First Wave Marine Inc. Sr.
  Note, 11.00% ......................     250,000           2/01/2008             237,500
Fisher Scientific International
  Inc. Sr. Sub. Note, 9.00% .........     250,000           2/01/2008             250,000
Florida Windstorm Underwriting
  Sr. Sec. Note Series 1999-A,
  7.125%+ ...........................     225,000           2/25/2019             226,512
Frontier Corp. Sr. Note, 9.125% .....     750,000           2/15/2006             735,000
GNI Group Inc. Sr. Note,
  10.875% ...........................     300,000           7/15/2005             258,000
Golden Ocean Group Ltd. Sr.
  Note, 10.00% ......................   1,000,000           8/31/2001             240,000
Great Central Mines Ltd. Sr.
  Note, 8.875% ......................     500,000           4/01/2008             492,500
Harrahs Operating Inc. Sr. Sub.
  Note, 7.875% ......................     750,000          12/15/2005             757,500
Henry Co. Sr. Note Series B,
  10.00% ............................     200,000           4/15/2008             199,000
Hollywood Park Inc. Sr. Sub.
  Note, 9.25%+ ......................     150,000           2/15/2007             154,875
Hyperion Telecommunications
  Inc. Sr. Sub. Note, 12.00%+........     400,000          11/01/2007             422,000
ICG Holdings Inc. Sr. Note,
  0.00% to 9/14/2000, 13.50%
  from 9/15/2000 to maturity ........     350,000           9/15/2005             319,375
International Knife & Saw Inc.
  Sr. Sub. Note, 11.375% ............     450,000          11/15/2006             461,250
International Shipholding Corp.
  Sr. Note, 9.00% ...................     250,000           7/01/2003             253,438

-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
International Shipholding Corp.
  Sr. Note Series B, 7.75% ..........  $  750,000          10/15/2007          $  725,625
Intertek Finance PLC Series B
  Sr. Sub. Note, 10.25% .............   1,000,000          11/01/2006             990,000
Isle of Capri Casinos Inc. Note,
  8.75%+ ............................     100,000           4/15/2009              99,500
J. Crew Group Inc. Sr. Deb.
  Note, 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to
  maturity ..........................     500,000          10/15/2008             270,000
J. Crew Operating Corp. Sr.
  Sub. Note Series B, 10.375%........     750,000          10/15/2007             729,375
J.B. Poindexter Inc. Sr. Note,
  12.50% ............................   1,000,000           5/15/2004             965,000
J.H. Heafner Inc. Sr. Note,
  10.00% ............................     250,000           5/15/2008             260,000
J.H. Heafner Inc. Sr. Note
  Series C, 10.00%+ .................     250,000           5/15/2008             260,000
Johnstown America Industries
  Inc. Sr. Sub. Note, 11.75% ........     500,000           8/15/2005             545,000
Kaiser Aluminum & Chemical
  Corp. Sub. Note, 12.75% ...........     500,000           2/01/2003             497,500
Loehmanns Inc. Sr. Note,
  11.875% ...........................     500,000           5/15/2003             356,250
Microcell Telecommunications
  Inc. Sr. Note Series B,
  0.00% to 10/14/2002,
  11.125% from 10/15/2002 to
  maturity ..........................   1,250,000          10/15/2007             548,659
Mohegan Tribal Gaming
  Authority Inc. Sr. Note,
  8.125%+ ...........................     350,000           1/01/2006             357,000
NE Restaurant Inc. Sr. Note,
  10.75% ............................     900,000           7/15/2008             873,000
Network Associates Inc. Cv.
  Sub. Deb., 0.00% ..................     880,000           2/13/2018             288,200
Newpark Resources Inc. Sr.
  Sub. Note Series B, 8.625%.........     250,000          12/15/2007             241,250
News America Holdings Inc.
  Deb., 7.375% ......................     400,000          10/17/2008             422,060
Nextel Partners Inc. Sr. Note,
  0.00% to 1/31/2004, 14.00%
  from 2/1/2004 to maturity+ ........     650,000           2/01/2009             396,500
North Atlantic Trading Inc. Sr.
  Note, 11.00% ......................   1,000,000           6/15/2004           1,025,000
Nuevo Energy Co. Sr. Sub.
  Note, 9.50% .......................     300,000           4/15/2006             307,125
Ocean Energy Inc. Series B Sr.
  Note, 7.625% ......................     250,000           7/01/2005             239,375


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
Corporate (cont'd)
Ocean Energy Inc. Sr. Sub.
  Note, 10.375% .....................  $  100,000          10/15/2005          $  105,750
Oglebay Norton Co. Sub. Note,
  10.00%+ ...........................     250,000           2/01/2009             246,250
Orion Network Systems Inc. Sr.
  Note, 11.25% ......................   1,000,000           1/15/2007             930,000
Owens-Illinois Inc. Sr. Deb.,
  7.50% .............................     750,000           5/15/2010             737,677
Packaging Resources Inc. Sr.
  Sec. Note, 11.625% ................     750,000           5/01/2003             780,000
Pagemart Nationwide Inc. Sr.
  Note, 0.00% to 1/31/2000,
  15.00% from 2/1/2000 to
  maturity ..........................   1,325,000           2/01/2005           1,119,625
Pagemart Wireless Inc. Sr. Sub.
  Note, 0.00% to 1/31/2003,
  11.25% from 2/1/2003 to
  maturity ..........................     500,000           2/01/2008             175,000
Pathmark Stores Inc. Sub. Deb.,
  12.625% ...........................     750,000           6/15/2002             765,000
Peco Energy Transport Trust,
  Series 1999-A Cl. A-7 6.13%........     425,000           3/01/2009             423,478
Phase Metrics Inc. Sr. Note,
  10.75% ............................     500,000           2/01/2005             287,500
Pogo Producing Co. Sr. Sub.
  Note, 8.75% .......................     250,000           5/15/2007             232,500
Pool Energy Services Co. Sr.
  Sub. Note, 8.625% .................     300,000           4/01/2008             309,750
Primus Telecommunications
  Group Sr. Note, 11.75% ............     500,000           8/01/2004             520,000
Quest Diagnostics Inc. Sr. Sub.
  Note, 10.75% ......................   1,000,000          12/15/2006           1,102,500
Rose Hills Co. Sr. Sub. Note,
  9.50% .............................     500,000          11/15/2004             450,000
RSL Communications Ltd. Sr.
  Note, 12.25% ......................   1,000,000          11/15/2006           1,110,000
Scotts Co. Sr. Sub. Note Series
  B, 8.625%+ ........................     100,000           1/15/2009             103,500
SFX Entertainment Inc. Sr. Note
  Series B, 9.125% ..................     500,000           2/01/2008             517,500
Simonds Industries Inc. Sr. Sub.
  Note, 10.25% ......................     500,000           7/01/2008             510,000
Smiths Food & Drug Note
  Series 1994 A3, 9.20% .............     700,000           7/02/2018             760,900
Spanish Broadcasting Systems
  Inc. Sr. Note, 12.50% .............   1,000,000           6/15/2002           1,130,000

-----------------------------------------------------------------------------------------
                                        Principal           Maturity             Value
                                          Amount              Date              (Note 1)
-----------------------------------------------------------------------------------------
Startec Global Communications
  Sr. Note, 12.00% ..................  $  750,000           5/15/2008         $   678,750
Stena AB Sr. Note, 8.75% ............     500,000           6/15/2007             471,250
Tekni Plex Inc. Series B Sr.
  Sub. Note, 11.25% .................     150,000           4/01/2007             164,250
Telecorp PCS Inc. Sr. Sub.
  Note, 0.00% to 4/14/2004,
  11.625% from 4/15/2004 to
  maturity+ .........................     675,000           4/15/2009             379,688
Time Warner Telecom LLC Sr.
  Note, 9.75% .......................     350,000           7/15/2008             378,000
Tom's Foods Inc. Sr. Sec. Note,
  10.50% ............................     500,000          11/01/2004             467,500
Transamerican Energy Corp. Sr.
  Sec. Note Series B, 11.50%.........     355,000           6/15/2002              62,125
Transdigm Inc. Sr. Sub. Note,
  10.375%+ ..........................     200,000          12/01/2008             202,000
Transwestern Publishing Co. Sr.
  Sub. Note Series D, 9.625%.........     250,000          11/15/2007             262,500
Triad Hospitals Holdings Inc. Sr.
  Sub. Note, 11.00%+ ................     350,000           5/15/2009             350,000
Triton PCS Inc. Sr. Sub. Note,
  0.00% to 4/30/2003, 11.00%
  from 5/1/2003 to maturity .........     400,000           5/01/2008             252,000
Unilab Corp. Sr. Note, 11.00%........     500,000           4/01/2006             510,000
Union Pacific Resources Group
  Inc. Note, 7.30% ..................     225,000           4/15/2009             222,946
Viatel Inc. Sr. Note, 11.25% ........   1,000,000           4/15/2008           1,040,000
Viatel Inc. Sr. Note, 0.00% to
  4/14/2003, 12.50% from
  4/15/2003 to maturity .............     500,000           4/15/2008             325,000
Vintage Petroleum Inc. Sr. Sub.
  Note, 9.75%+ ......................     400,000           6/30/2009             413,000
Westinghouse Air Brake Co. Sr.
  Note, 9.375%+ .....................     150,000           6/15/2005             156,000
Westpoint Stevens Inc. Sr.
  Note, 7.875% ......................   1,000,000           6/15/2008           1,022,500
Winstar Communications Inc.
  Sr. Exch. Note, 14.50% ............     250,000          10/15/2005             335,000
Winstar Equipment Corp. Sr.
  Sec. Exch. Note, 12.50% ...........     625,000           3/15/2004             643,750
                                                                              -----------
                                                                               54,592,247
                                                                              -----------
Total Fixed Income Securities (Cost $107,001,798)...........................  104,224,864
                                                                              -----------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                Value
                                                Shares         (Note 1)
-------------------------------------------------------------------------
COMMON STOCKS & OTHER 2.6%
Ameriking Inc. Com.+* ......................         300     $     12,000
Ameriking Inc. Sr. Exch. Pfd.[diamond]......      15,979          415,454
Cluett American Corp. Pfd.[diamond].........       5,307          467,016
Econophone Inc. Wts.+* .....................         750            7,500
Golden Ocean Group Ltd. Wts.+* .............         250              125
Hollinger International, Inc. Cl. A* .......      96,900        1,362,656
Ionica PLC Wts.+* ..........................       1,000               10
Loral Orion Network Systems Inc. Wts.* .....       1,000            9,500
North Atlantic Trading Inc. Sr. Pfd.[diamond]     12,274          276,165
North Atlantic Trading Inc. Wts.+* .........          10               10
Packaging Corp. of America Pfd.+[diamond]...         400           41,350
Primus Telecommunications Group Wts.+* .....         500            7,500
RSL Communications Ltd. Wts.+* .............         500           62,500
Startec Global Communications Wts.+* .......         750              750
Viatel Inc. Pfd.[diamond]...................         803          199,144
Wireless One Inc. Wts.* ....................         750                8
                                                             ------------
Total Common Stocks & Other (Cost $2,630,461) .............     2,861,688
                                                             ------------
SHORT-TERM INVESTMENTS 5.3%
State Street Navigator Securities Lending
  Prime Portfolio ..........................   5,963,750        5,963,750
                                                             ------------
Total Short-Term Investments (Cost $5,963,750) ............     5,963,750
                                                             ------------

-------------------------------------------------------------------------
                                   Principal    Maturity
                                    Amount        Date
-------------------------------------------------------------------------
COMMERCIAL PAPER 7.6%
American Express Credit
  Corp., 4.72% .................. $  101,000   5/03/1999          101,000
American Express Credit
  Corp., 4.60% ..................  2,626,000   5/03/1999        2,626,000
Ford Motor Credit Co., 4.86%.....    397,000   5/06/1999          397,000
John Deere Capital Corp.,
  4.84% .........................  4,734,000   5/06/1999        4,734,000
Merrill Lynch & Company Inc.,
  4.80% .........................    631,000   5/03/1999          630,832
                                                             ------------
Total Commercial Paper (Cost $8,488,832).................       8,488,832
                                                             ------------
Total Investments (Cost $124,084,841)--108.8%............     121,539,134
Cash and Other Assets, Less Liabilities--(8.8%) .........      (9,848,267)
                                                             ------------
Net Assets--100.0% ......................................    $111,690,867
                                                             ============

-------------------------------------------------------------------
Federal Income Tax Information:
At April 30, 1999, the net unrealized depreciation of
   investments based on cost for Federal income tax
   purposes of $124,136,408 was as follows:
Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost ....................................  $  1,804,397
Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value ..................................    (4,401,671)
                                                       ------------
                                                       $ (2,597,274)
                                                       ============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        * Nonincome-producing securities
        + Security restricted in accordance with Rule 144A under the Securities
          Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 1999 were $5,815,230 and $5,833,650 (5.22% of net assets), respectively.
      TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
[diamond] Payments of income may be made in cash or in the form of additional securities.

       ++ Interest rates on these floating-rate bonds will reset annually or biannually based on the six month London Interbank Offered Rate (LIBOR) plus .8125%.

Futures contracts open at April 30, 1999, are as follows:

                                                     Expiration      Unrealized
          Type                   Notional Amount        Month       Appreciation
--------------------------------------------------------------------------------
30 year U.S. Treasury Bonds          $500,000        June, 1999        $6,057

Forward currency exchange contracts outstanding at April 30, 1999 are as follows:

                                                                                       Unrealized
                                                                                      Appreciation    Delivery
                                                 Total Value       Contract Price    (Depreciation)     Date
--------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, Buy U.S. dollars .....     825,000  CAD        .67420  CAD      $  (9,914)     7/23/99
Sell Euro currency, Buy U.S. dollars ........     187,055  EUR       1.06350  EUR          1,237      5/07/99
Sell Euro currency, Buy U.S. dollars ........   2,882,000  EUR       1.14030  EUR        236,176      5/28/99
Sell Euro currency, Buy U.S. dollars ........     224,000  EUR       1.07320  EUR          2,470      7/22/99
Buy Greek drachma, Sell U.S. dollars ........  60,952,000  GRD        .00325  GRD           (788)     5/07/99
Sell Greek drachma, Buy U.S. dollars ........  60,952,000  GRD        .00327  GRD          1,744      5/07/99
Sell New Zealand dollars, Buy U.S. dollars ..   1,040,000  NZD        .55490  NZD         (5,568)     5/28/99
Sell New Zealand dollars, Buy U.S. dollars ..   4,455,000  NZD        .55050  NZD        (45,143)     7/22/99
Sell New Zealand dollars, Buy U.S. dollars ..   2,710,000  NZD        .55057  NZD        (27,257)     7/22/99
                                                                                       ---------
                                                                                       $ 152,957
                                                                                       =========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 1999

Assets
Investments, at value (Cost $124,084,841) (Note 1) ................    $121,539,134
Cash ..............................................................             333
Receivable for securities sold ....................................       4,923,838
Interest receivable ...............................................       2,333,004
Receivable for open forward contracts .............................         241,627
Receivable for fund shares sold ...................................         212,864
Receivable for variation margin (Note 1) ..........................          10,156
Deferred organization costs and other assets (Note 1) .............          73,233
                                                                       ------------
                                                                        129,334,189
Liabilities
Payable for securities purchased ..................................      10,882,881
Payable for collateral received on securities loaned ..............       5,963,750
Dividends payable .................................................         331,882
Payable for fund shares redeemed ..................................          89,796
Payable for open forward contracts ................................          88,670
Accrued management fee (Note 2) ...................................          67,470
Accrued distribution and service fees (Note 5) ....................          59,750
Accrued transfer agent and shareholder services
  (Note 2) ........................................................          43,642
Accrued trustees' fees (Note 2) ...................................          12,256
Other accrued expenses ............................................         103,225
                                                                       ------------
                                                                         17,643,322
                                                                       ------------
Net Assets                                                             $111,690,867
                                                                       ============
Net Assets consist of:
 Undistributed net investment income ..............................    $    140,066
 Unrealized depreciation of investments ...........................      (2,545,707)
 Unrealized appreciation of forward contracts and
   foreign currency ...............................................         144,200
 Unrealized appreciation of futures contracts .....................           6,057
 Accumulated net realized loss ....................................      (2,007,998)
 Paid-in capital ..................................................     115,954,249
                                                                       ------------
                                                                       $111,690,867
                                                                       ============
Net Asset Value and redemption price per share of
  Class A shares ($36,227,275 [divided by] 5,262,651 shares) ......           $6.88
                                                                              =====
Maximum Offering Price per share of Class A shares
  ($6.88 [divided by] .955) .......................................           $7.20
                                                                              =====
Net Asset Value and offering price per share of
  Class B(1) shares ($3,725,667 [divided by] 542,562 shares)* .....           $6.87
                                                                              =====
Net Asset Value and offering price per share of
  Class B shares ($44,110,343 [divided by] 6,423,079 shares)* .....           $6.87
                                                                              =====
Net Asset Value and offering price per share of
  Class C shares ($15,948,831 [divided by] 2,322,361 shares)* .....           $6.87
                                                                              =====
Net Asset Value, offering price and redemption price
  per share of Class S shares
  ($11,678,751 [divided by] 1,696,253 shares) .....................           $6.89
                                                                              =====

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended April 30, 1999

Investment Income
Interest, net of foreign taxes of $34,747 (Note 1) .......  $ 9,545,123
Dividends ................................................      192,751
                                                            -----------
                                                              9,737,874
Expenses
Management fee (Note 2) ..................................      836,499
Custodian fee ............................................      173,170
Transfer agent and shareholder services (Note 2) .........      163,957
Registration fees ........................................       46,035
Reports to shareholders ..................................       29,200
Audit fee ................................................       24,130
Legal fees ...............................................       22,000
Amortization of organization costs (Note 1) ..............       16,246
Trustees' fees (Note 2) ..................................       15,025
Service fee--Class A (Note 5) ............................      104,839
Distribution and service fees--Class B(1) (Note 5) .......        7,208
Distribution and service fees--Class B (Note 5) ..........      431,970
Distribution and service fees--Class C (Note 5) ..........      140,631
Miscellaneous ............................................        5,185
                                                            -----------
                                                              2,016,095
Expenses borne by the Distributor (Note 3) ...............      (87,690)
Fees paid indirectly (Note 2) ............................       (5,217)
                                                            -----------
                                                              1,923,188
                                                            -----------
Net investment income ....................................    7,814,686
                                                            -----------
Realized and Unrealized Gain (Loss) on
  Investments, Foreign Currency and Forward
  Contracts
Net realized loss on investments (Notes 1 and 4) .........   (1,733,580)
Net realized gain on futures contracts (Note 1) ..........        8,203
Net realized gain on forward contracts and foreign
  currency (Note 1) ......................................      126,730
                                                            -----------
  Total net realized loss ................................   (1,598,647)
                                                            -----------
Net unrealized depreciation of investments ...............   (3,097,627)
Net unrealized appreciation of forward contracts and
  foreign currency .......................................       13,288
Net unrealized appreciation of futures contracts .........        6,057
                                                            -----------
  Total net unrealized depreciation ......................   (3,078,282)
                                                            -----------
Net loss on investments, forward contracts, foreign
  currency and futures contracts .........................   (4,676,929)
                                                            -----------
Net increase in net assets resulting from operations .....  $ 3,137,757
                                                            ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Years ended April 30
                                          --------------------------------
                                              1998              1999
--------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ................    $  6,679,112      $  7,814,686
Net realized gain (loss) on
  investments, foreign
  currency, forward contracts
  and futures contracts ..............       3,167,777        (1,598,647)
Net unrealized appreciation
  (depreciation) of
  investments, foreign
  currency, forward contracts
  and futures contracts ..............       1,289,060        (3,078,282)
                                          ------------      ------------
Net increase resulting from
  operations .........................      11,135,949         3,137,757
                                          ------------      ------------
Dividends from net
 investment income:
 Class A .............................      (3,130,569)       (3,329,784)
 Class B(1) ..........................              --           (48,325)
 Class B .............................      (1,958,332)       (3,122,662)
 Class C .............................        (778,492)       (1,011,221)
 Class S .............................        (898,928)         (948,209)
                                          ------------      ------------
                                            (6,766,321)       (8,460,201)
                                          ------------      ------------
Distributions from net realized
 gains:
 Class A .............................        (648,291)         (630,946)
 Class B .............................        (436,211)         (603,363)
 Class C .............................        (179,325)         (201,990)
 Class S .............................        (176,107)         (172,194)
                                          ------------      ------------
                                            (1,439,934)       (1,608,493)
                                          ------------      ------------
Net increase from fund share
  transactions (Note 6) ..............      25,482,412        14,923,121
                                          ------------      ------------
Total increase in net assets .........      28,412,106         7,992,184
Net Assets
Beginning of year ....................      75,286,577       103,698,683
                                          ------------      ------------
End of year (including
  undistributed net
  investment income of
  $724,718 and $140,066,
  respectively) ......................    $103,698,683      $111,690,867
                                          ============      ============


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1999

Note 1

State Street Research Strategic Income Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of three separate funds: State Street Research Strategic Income Fund, State Street Research Legacy Fund and State Street Research Galileo Fund.

The investment objective of the Fund is to provide high current income consistent with overall total return. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities; high yield, high risk debt securities (commonly known as "junk bonds"), as well as investment grade debt, of U.S. issuers; and international debt securities of governmental and private issuers.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain employee retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"). No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended April 30, 1999, the Fund has designated as long-term $592,632 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1998 through April 30, 1999, the Fund incurred net capital losses of approximately $1,956,000 and intends to defer and treat such losses as arising in the fiscal year ended April 30, 2000.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At April 30, 1999, the value of the securities loaned and the value of collateral were $5,687,591 and $5,963,750, respectively. During the year ended April 30, 1999, income from securities lending amount to $42,699 and is included in interest income.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

J. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 1999, the fees pursuant to such agreement amounted to $836,499.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended April 30, 1999, the amount of such expenses was $67,537.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended April 30, 1999 the Fund's transfer agent fees were reduced by $5,217 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,025 during the year ended April 30, 1999.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended April 30, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $87,690.

Note 4

For the year ended April 30, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $192,064,462 and $184,781,394 (including $99,517,210 and $112,366,855 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended April 30, 1999, fees pursuant to such plan amounted to $104,839, $431,970 and $140,631 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to April 30, 1999, fees pursuant to such plan amounted to $7,208 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $40,730 and $180,796, respectively, on sales of Class A shares of the Fund during the year ended April 30, 1999, and that MetLife Securities, Inc. earned commissions aggregating $268,548 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $109,863 and $1,758 on redemptions of Class B and Class C shares, respectively, during the same period. MetLife Securities, Inc. earned commissions aggregating $50,018 on sales and the distributor collected contingent deferred sales charges aggregating $133 on redemptions of Class B(1) shares during the period January 1, 1999 (commencement of share class) to April 30, 1999.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1999, Metropolitan owned 1,606,767 Class A shares, 72,359 Class B(1) shares, and 1,328,045 Class S shares of the Fund.

Share transactions were as follows:

                                                                            Years ended April 30
                                                      ------------------------------------------------------------------
                                                                  1998                                 1999
                                                      -----------------------------        -----------------------------
Class A                                                 Shares            Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................       1,831,188       $ 13,384,860         1,663,344       $ 11,724,754
Issued upon reinvestment of:
 Dividends from net investment income ..........         113,717            832,229           184,480          1,287,946
 Distributions from net realized gains .........          84,556            616,483            82,187            588,209
Shares repurchased .............................      (1,501,194)       (10,988,056)       (2,311,032)       (15,949,011)
                                                      ----------       ------------        ----------       ------------
Net increase (decrease) ........................         528,267       $  3,845,516          (381,021)      $ (2,348,102)
                                                      ==========       ============        ==========       ============

Class B(1)*                                             Shares            Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................              --                 --           553,702       $  3,800,702
Issued upon reinvestment of dividends from
 net investment income .........................              --                 --             3,640             24,932
Shares repurchased .............................              --                              (14,780)          (101,368)
                                                      ----------                           ----------       ------------
Net increase ...................................              --                 --           542,562       $  3,724,266
                                                      ==========       ============        ==========       ============

Class B                                                 Shares            Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................       3,029,126       $ 22,080,859         2,632,299       $ 18,607,800
Issued upon reinvestment of:
 Dividends from net investment income ..........         132,474            967,752           229,456          1,595,713
 Distributions from net realized gains .........          45,675            332,565            69,847            498,378
Shares repurchased .............................        (879,529)        (6,410,034)       (1,629,177)       (11,427,253)
                                                      ----------       ------------        ----------       ------------
Net increase ...................................       2,327,746       $ 16,971,142         1,302,425       $  9,274,638
                                                      ==========       ============        ==========       ============

Class C                                                 Shares            Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................         837,933       $  6,117,105         1,162,260       $  8,135,977
Issued upon reinvestment of:
 Dividends from net investment income ..........          19,637            143,668            36,564            249,739
 Distributions from net realized gains .........          20,990            152,814            24,066            171,822
Shares repurchased .............................        (286,313)        (2,097,991)         (711,904)        (5,017,485)
                                                      ----------       ------------        ----------       ------------
Net increase ...................................         592,247       $  4,315,596           510,986       $  3,540,053
                                                      ==========       ============        ==========       ============

Class S                                                  Shares           Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................          21,859       $    158,930           105,621       $    753,209
Issued upon reinvestment of:
 Dividends from net investment income ..........          20,699            151,403            26,264            183,457
 Distributions from net realized gains .........          24,029            175,173            23,933            171,355
Shares repurchased .............................         (18,351)          (135,348)          (52,964)          (375,755)
                                                      ----------       ------------        ----------       ------------
Net increase ...................................          48,236       $    350,158           102,854       $    732,266
                                                      ==========       ============        ==========       ============

--------------------------------------------------------------------------------
* January 1, 1999 (commencement of share class) to April 30, 1999.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                 Class A
                                                -----------------------------------------
                                                  August 30, 1996
                                                   (Commencement     Years ended April 30
                                                 of Operations) to  ---------------------
                                                 April 30, 1997(a)    1998(a)    1999(a)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                  7.00            7.06       7.33
                                                       -----           -----      -----
 Net investment income ($)*                             0.38            0.55       0.52
 Net realized and unrealized gain (loss) on
  investments, foreign currency, forward
  contracts and futures contracts ($)                   0.01            0.38      (0.30)
                                                       -----           -----      -----
Total from investment operations ($)                    0.39            0.93       0.22
                                                       -----           -----      -----
 Dividends from net investment income ($)              (0.31)          (0.55)     (0.56)
 Distributions from net realized gains ($)             (0.02)          (0.11)     (0.11)
                                                       -----           -----      ------
Total distributions ($)                                (0.33)          (0.66)     (0.67)
                                                       -----           -----      -----
Net asset value, end of year ($)                        7.06            7.33       6.88
                                                       =====           =====      =====
Total return(b) (%)                                     5.60(d)        13.70       3.10
Ratios/supplemental data:
Net assets at end of year ($ thousands)               36,110          41,348     36,227
Ratio of operating expenses to average net
 assets (%)*                                            1.35(e)         1.35       1.35
Ratio of net investment income to average net
 assets (%)*                                            7.30(e)         7.51       7.36
Portfolio turnover rate (%)                           110.37          179.82     169.92
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)           0.01            0.01       0.01

                                                      Class B(1)                        Class B
                                                ---------------------- -----------------------------------------
                                                                         August 30, 1996
                                                                          (Commencement     Years ended April 30
                                                     Period ended       of Operations) to  ----------------------
                                                 April 30, 1999(a)(c)   April 30, 1997(a)    1998(a)    1999(a)
---------------------------------------------------------------------- -----------------------------------------
Net asset value, beginning of year ($)                     6.91                 7.00            7.05       7.31
                                                          -----                -----          ------      -----
 Net investment income ($)*                                0.12                 0.31            0.49       0.47
 Net realized and unrealized gain (loss) on
  investments, foreign currency, forward
  contracts and futures contracts ($)                      0.00                 0.04            0.38      (0.30)
                                                          -----                -----          ------      -----
Total from investment operations ($)                       0.12                 0.35            0.87       0.17
                                                          -----                -----          ------      -----
 Dividends from net investment income ($)                 (0.16)               (0.28)          (0.50)     (0.50)
 Distributions from net realized gains ($)                   --                (0.02)          (0.11)     (0.11)
                                                          -----                -----          ------      -----
Total distributions ($)                                   (0.16)               (0.30)          (0.61)     (0.61)
                                                          -----                -----          ------      -----
Net asset value, end of year ($)                           6.87                 7.05            7.31       6.87
                                                          =====                =====          ======      =====
Total return(b) (%)                                        1.71(d)              4.96(d)        12.74       2.49
Ratios/supplemental data:
Net assets at end of year ($ thousands)                   3,726               19,678          37,432     44,110
Ratio of operating expenses to average net
 assets (%)*                                               2.10(e)              2.10(e)         2.10       2.10
Ratio of net investment income to average net
 assets (%)*                                               6.54(e)              6.73(e)         6.77       6.63
Portfolio turnover rate (%)                              169.92               110.37          179.82     169.92
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)                --                 0.01            0.01       0.01

                                                                 Class C
                                                -----------------------------------------
                                                  August 30, 1996
                                                   (Commencement     Years ended April 30
                                                 of Operations) to  ---------------------
                                                 April 30, 1997(a)    1998(a)    1999(a)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                   7.00            7.05       7.31
                                                        -----          ------      -----
 Net investment income ($)*                              0.32            0.49       0.46
 Net realized and unrealized gain (loss) on
  investments, foreign currency, forward
  contracts and futures contracts ($)                    0.03            0.38      (0.29)
                                                        -----          ------      -----
Total from investment operations ($)                     0.35            0.87       0.17
                                                        -----          ------      -----
 Dividends from net investment income ($)               (0.28)          (0.50)     (0.50)
 Distributions from net realized gains ($)              (0.02)          (0.11)     (0.11)
                                                        -----          ------      -----
Total distributions ($)                                 (0.30)          (0.61)     (0.61)
                                                        -----          ------      -----
Net asset value, end of year ($)                         7.05            7.31       6.87
                                                        =====          ======      =====
Total return(b) (%)                                      4.96(d)        12.74       2.49
Ratios/supplemental data:
Net assets at end of year ($ thousands)                 8,590          13,243     15,949
Ratio of operating expenses to average net
 assets (%)*                                             2.10(e)         2.10       2.10
Ratio of net investment income to average net
 assets (%)*                                             6.67(e)         6.77       6.62
Portfolio turnover rate (%)                            110.37          179.82     169.92
*Reflects voluntary reduction of expenses per
 share of these amounts (Note 3) ($)                     0.01            0.01       0.01

                                                                    Class S
                                                   -----------------------------------------
                                                     August 30, 1996
                                                      (Commencement     Years ended April 30
                                                    of Operations) to  ----------------------
                                                    April 30, 1997(a)    1998(a)    1999(a)
--------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                     7.00            7.06       7.33
                                                          -----          ------      -----
 Net investment income ($)*                                0.39            0.57       0.54
 Net realized and unrealized gain (loss) on
  investments, foreign currency, forward
  contracts and futures contracts ($)                      0.02            0.38      (0.30)
                                                          -----          ------      -----
Total from investment operations ($)                       0.41            0.95       0.24
                                                          -----          ------      -----
 Dividends from net investment income ($)                 (0.33)          (0.57)     (0.57)
 Distributions from net realized gains ($)                (0.02)          (0.11)     (0.11)
                                                          -----          ------      -----
Total distributions ($)                                   (0.35)          (0.68)     (0.68)
                                                          -----          ------      -----
Net asset value, end of year ($)                           7.06            7.33       6.89
                                                          =====          ======      =====
Total return(b) (%)                                        5.76(d)        13.99       3.51
Ratios/supplemental data:
Net assets at end of year ($ thousands)                  10,908          11,675     11,679
Ratio of operating expenses to average net
 assets (%)*                                               1.10(e)         1.10       1.10
Ratio of net investment income to average net
 assets (%)*                                               7.51(e)         7.74       7.62
Portfolio turnover rate (%)                              110.37          179.82     169.92
*Reflects voluntary reduction of expenses per
 share of these amounts (Note 3) ($)                        0.01           0.01       0.01

--------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to April 30, 1999.
(d) Not annualized.
(e) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Securities Trust and Shareholders of State Street Research Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in the net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Income Fund (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 1999, and the results of its operations, the change in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 4, 1999

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Strategic Income Fund Class A shares returned 3.10% for the 12 months ended April, 1999 (does not reflect sales charge). The Fund outperformed the average Lipper multi-sector income fund which rose 1.05%.

During the period, the Fund was hurt by volatility in the U.S. bond market, which was triggered by currency devaluations in both Russia and Brazil. The Fund's heavy investment in high-yield bonds hurt performance in the first half of the fiscal year. However, it fared better than its peer group because management's shift away from the sector and into high-grade U.S. Treasury bonds was well timed. Management bought and sold mortgage, asset-backed and agency bonds for a positive contribution to performance. In the second half of the fiscal year, the Fund's high-yield bond position was rebuilt, with purchases emphasizing higher quality BB-rated bonds.

In the last month of the fiscal year, 2% of the Fund's assets were invested in short-term or floating-rate emerging market bonds where research had identified opportunities. During the year, the Fund's overall international exposure was reduced from 14% to approximately 10% at the end of the period.

April 30, 1999

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage-backed securities. Direct investment in the index is not possible; results are for illustrative purposes only.

                           Change In Value Of $10,000
                Based On The Lehman Brothers Aggregate Bond Index
                     Compared To Change In Value Of $10,000
                        Invested In Strategic Income Fund

[Line Chart Data]

Class A Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  -1.54%        6.47%
---------------------------

                                     Lehman
                                    Brothers
                       Strategic   Aggregate
                         Income       Bond
                          Fund       Index
                          ----       -----
Inception 8/30/96         9550       10000
4/30/97                  10085       10577
4/30/98                  11466       11731
4/30/99                  11822       12467


Class B(1) Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  -2.21%        6.51%
---------------------------

                                     Lehman
                                    Brothers
                       Strategic   Aggregate
                         Income       Bond
                          Fund       Index
                          ----       -----
Inception 8/30/96        10000       10000
4/30/97                  10496       10577
4/30/98                  11832       11731
4/30/99                  11833       12467


Class B Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  -2.21%        6.51%
---------------------------

                                     Lehman
                                    Brothers
                       Strategic   Aggregate
                         Income       Bond
                          Fund       Index
                          ----       -----
Inception 8/30/96        10000       10000
4/30/97                  10496       10577
4/30/98                  11832       11731
4/30/99                  11833       12467


Class C Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  -2.21%        6.51%
---------------------------

                                     Lehman
                                    Brothers
                       Strategic   Aggregate
                         Income       Bond
                          Fund       Index
                          ----       -----
Inception 8/30/96        10000       10000
4/30/97                  10496       10577
4/30/98                  11832       11731
4/30/99                  12127       12467


Class S Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  -2.21%        6.51%
---------------------------

                                     Lehman
                                    Brothers
                       Strategic   Aggregate
                         Income       Bond
                          Fund       Index
                          ----       -----
Inception 8/30/96        10000       10000
4/30/97                  10576       10577
4/30/98                  12056       11731
4/30/99                  12479       12467

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Strategic Income Fund ("Fund"), along with shareholders of other series of State Street Research Securities Trust ("Trust"), was convened on April 6, 1999 ("Meeting"). The results of the Meeting are set forth below.

                                                   Votes (millions of
                                                         shares)
                                                    (Combined for All
                                                          Series
                                                      of the Trust)
                                                  ---------------------
Action on Proposal                                   For       Withheld
-----------------------------------------------------------------------
The following persons were elected as Trustees:
Bruce R. Bond .................................      19.1        0.2
Steve A. Garban ...............................      19.1        0.2
Malcolm T. Hopkins ............................      19.0        0.2
Susan M. Phillips .............................      19.1        0.2

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH SECURITIES
TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Strategic Income Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Thomas J. Dillman
Vice President

Bartlett R. Geer
Vice President

John H. Kallis
Vice President

Kim M. Peters
Vice President

Thomas A. Shively
Vice President

James M. Weiss
Vice President

Elizabeth McCombs Westvold
Vice President

Kennard Woodworth, Jr.
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary


Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Bruce R. Bond
Chairman of the Board,
Chief Executive Officer and
President, PictureTel Corporation

Steve A. Garban
Former Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Dean O. Morton
Former Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and
Public Management, George
Washington University; former
Member of the Board of Governors
of the Federal Reserve System and
Chairman and Commissioner of
the Commodity Futures Trading
Commission

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

[Back cover]


State Street Research Strategic Income Fund
One Financial Center
Boston, MA 02111

------------
  Bulk Rate
U.S. Postage
    PAID
  Permit #6
Hartford, CT
------------

Questions? Comments?

Call us at 1-800-562-0032 or
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-Mail us at:
     info@ssrfunds.com
Internet site:
     www.ssrfunds.com


[Graphic: STATE STREET RESEARCH Logo]

This report is prepared for the general information of current shareholders.

This report must be accompanied or preceded by a current State Street Research Strategic Income Fund prospectus. When used after June 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: (exp0700)SSR-LD                                     SI-765F-0699

[Front cover]


                              STATE STREET RESEARCH


                                  ------------
                                  GALILEO FUND
                                  ------------


ANNUAL REPORT
April 30, 1999


                                  -------------
                                  WHAT'S INSIDE
                                  -------------


From the Chairman

A healthy economy
benefited Americans


Portfolio Manager's Review

Stock selection
aided performance


Fund Information

Facts and figures


Plus, Complete Portfolio Holdings
and Financial Statements


[Graphic: DALBAR

HONORS COMMITMENT TO:
      INVESTORS
         1998]

  For Excellence
        in
Shareholder Service


[Graphic: STATE STREET RESEARCH

   75 YEARS

LASTING VALUES
--------------
LEADING IDEAS]

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Picture: Ralph F. Verni]

Dear Shareholder:

In a year marked by market volatility at home and currency upheaval abroad, Americans continued to reap the benefits of a healthy economy. Inflation remained low, unemployment hovered around 4%, wages rose, and prices fell at the gas pump and in the mortgage market. Many Americans took their prosperity to the mall. The holiday season was strong and retail sales rose. However, the nation's savings rate fell below zero late last fall - and remains there now.

Stocks

It was a strong 12 months for the U.S. stock market. A correction late in the summer was short-lived as most segments of the market staged a comeback in the fourth quarter. The Dow Jones Industrial Average pierced 10,000 in the first quarter of 1999. The S&P 500 returned 21.83% for 12 months ended April 30, 1999.(1)

Large-company growth stocks and technology stocks were the strongest performers, led by Internet stocks. However, gains were concentrated in a narrow band of stocks. Small and medium-sized company stocks continued to lag the market, and the gap between growth and value strategies remained. Economically-sensitive cyclical stocks of large companies began to rise in April.

Bonds

The bond market benefited from the Federal Reserve Board's three quick interest rate cuts last fall as the benchmark U.S. Treasury bond's yield hit a low of 5%. Under the weight of a robust economy, that yield climbed back up to 5.7% at the end of the period. Bond prices move in the opposite direction of yields. As a result, the value of U.S. Treasury bonds fell. High-yield "junk" bonds had been weak, but bounced back on the strong economic news to close among the strongest bond market performers.

International

Foreign markets delivered mixed returns. Expectations surrounding the debut of the euro, the new common currency shared by 11 nations, helped European markets in the first half of this reporting period. But the luster was short-lived. Most European economies are still suffering from the Asian flu, and most European markets stumbled in the first months of 1999. Asian emerging markets started to show some signs of life, while Latin American emerging markets remain mired in currency woes. Once again, economists waited for a revival in Japan. Japan's stock market, including small company stocks, managed to deliver attractive returns in the first four months of 1999, encouraged by corporate restructurings and signs that the central bank was trying to help get the economy going.

Outlook and Opportunities

As investors, you may have been unsettled by the market's volatility in the past year. But remember, volatility also creates opportunities. Regardless of the environment, we are confident that our in-depth research can help us uncover good values in companies and markets, both at home and abroad. As always, we will exercise diligence in finding new investments and in monitoring the ones we already own. Thank you for your confidence in State Street Research.

Sincerely,

[Graphic: Signature of Ralph F. Verni]

Ralph F. Verni
Chairman
April 30, 1999


(1)The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)17.51% for Class B(1) shares; 17.50% for Class B shares; 17.36% for Class C shares; 18.59% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 1999, except where noted)
--------------------------------------------------------------------------------

Average Annual Total Return
for period ended 3/31/99
(at maximum applicable sales charge)(3),(4)

------------------------------------------
                  Life of Fund
                (since 3/11/98)     1 Year
------------------------------------------
Class A             10.05%           7.40%
------------------------------------------
Class B(1)          11.76%           8.05%
------------------------------------------
Class B             11.65%           7.93%
------------------------------------------
Class C             15.48%          12.01%
------------------------------------------
Class S             16.60%          14.16%
------------------------------------------


Average Annual Total Return
(at maximum applicable sales charge)(3),(4)

------------------------------------------
                  Life of Fund
                (since 3/11/98)     1 Year
------------------------------------------
Class A             13.73%          11.48%
------------------------------------------
Class B(1)          15.48%          12.51%
------------------------------------------
Class B             15.46%          12.50%
------------------------------------------
Class C             18.88%          16.36%
------------------------------------------
Class S             20.07%          18.59%
------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Galileo Fund: Stock selection, emphasizing top-performing sectors, aided performance

[Picture: Tom J. Dillman]

     Tom J. Dillman
   Portfolio Manager

We spoke with Tom Dillman, portfolio manager of State Street Research Galileo Fund, about the Fund's performance for the year ended April 30, 1999 and his views on the period ahead.

Q: How did the Fund perform during the fiscal year?

A: It was a good year for the Fund relative to its peer group. Class A shares returned 18.28% for the 12 months ended April 30, 1999 [does not reflect sales charge](2). That was higher than the Lipper average growth fund, which returned 15.05%. The Fund underperformed the Standard & Poor's 500 Stock Index (S&P 500), which gained 21.83% for the same period.(1)

Q: What decisions helped the Fund outperform other growth funds?

A: Stock selection was important to performance. Our analysts sought companies with prospects for steady revenue growth and profit margins that appear to be sustainable over a long period. We found such companies in a broad selection of industries, ranging from telecommunications -- one of the few sectors we choose to overweight relative to the overall market -- to retail drug stores. The Fund was also helped by underweighting food and beverage and tobacco stocks.

Q: Were there any disappointments during the period?

A: There were two factors that hurt our performance relative to the overall market, as measured by the S&P 500. First, investors favored a handful of the very largest growth companies. To the extent that this Fund is designed to have broad exposure to the entire market, this factor hurt performance in the short term. However, we believe that our approach to the market will serve our investors well over the long term. Second, the Fund had a slightly larger than normal cash position during most of the period. That was partly the result of the fact that the Fund was new and money was coming into the Fund just as the market hit a rough spot last summer. It was also the result of our decision to hold back on some of the Fund's cash. That hurt us, because the market then took off in the fall and climbed sharply before we had put most of the Fund's cash to work in the market.

Q: What is your outlook for the period ahead?

A: We have already seen signs that the market is broadening. In other words, some relatively smaller stocks and value-oriented stocks have started to come back. Because the Fund is invested in both of these segments, we believe it will be a positive factor for the period ahead. We will stick to our discipline, and we believe our research will help us keep our mission on target: To select attractive stocks in a broad range of market sectors.

April 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

1 Qwest Communications Telecommunications                                 2.0%

2 Providian Financial Consumer loans                                      2.0%

3 MCI WorldCom Telecommunication services                                 1.9%

4 Colt Telecom Telecommunications                                         1.9%

5 Citigroup Financial services                                            1.8%

6 Harley-Davidson Motorcycle manufacturer                                 1.7%

7 AirTouch Communications Wireless telecommunications                     1.7%

8 Tyco International Diversified manufacturer                             1.6%

9 Dayton Hudson Retail department stores                                  1.6%

10 CVS Drug retailing                                                     1.5%

These securities represent an aggregate of 17.7% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.


Top 5 Industries
(by percentage of net assets)

[Bar Chart Data]

Telecommunications       9.0%

Drugs &
Biotechnology            8.2%

Miscellaneous
Financial                8.2%

Computer
Technology               6.1%

Banks and
Savings & Loans          5.3%

Total: 36.8%


Best and Worst Contributors to Performance
(May 1, 1998 through April 30, 1999)

Best  [Graphic: Up triangle]
---------------------------------------------------
Qwest Communications
 Telecommunications leader, spurred by high growth and demand
Providian Financial
 Continued to grow earnings at accelerated rate
MCI WorldCom
 Telecommunications leader, spurred by high growth and demand

Worst [Graphic: Down triangle]
---------------------------------------------------
Rite Aid
 Earnings growth disappointed
Cadence Design Systems
 Missed quarterly earnings predictions
McKesson HBOC
 Missed quarterly earnings predictions

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1999

---------------------------------------------------------------------------
                                                                    Value
                                                       Shares     (Note 1)
---------------------------------------------------------------------------
COMMON STOCKS 96.2%
Automobiles & Transportation 3.7%
Automotive Parts 0.7%
Magna International, Inc. Cl. A .................       5,600    $  334,600
                                                                 ----------
Automobiles 0.5%
General Motors Corp. ............................       2,800       249,025
                                                                 ----------
Miscellaneous Transportation 1.7%
Harley-Davidson Inc. ............................      13,500       804,937
                                                                 ----------
Railroads 0.8%
Canadian National Railway Co. ...................       5,800       366,125
                                                                 ----------
Total Automobiles & Transportation ..........................     1,754,687
                                                                 ----------
Consumer Discretionary 11.7%
Casinos/Gambling, Hotel/Motel 0.7%
Mirage Resorts Inc.* ............................      14,900       334,319
                                                                 ----------
Commercial Services 0.9%
Cendant Corp.* ..................................      22,300       401,400
                                                                 ----------
Communications, Media & Entertainment 1.7%
Chancellor Media Corp.* .........................       9,900       543,262
Fox Entertainment Group Inc. Cl. A* .............      10,600       271,625
                                                                 ----------
                                                                    814,887
                                                                 ----------
Consumer Products 0.5%
Maytag Corp. ....................................       3,100       211,963
                                                                 ----------
Consumer Services 0.8%
Apollo Group Inc. Cl. A* ........................      15,305       378,798
                                                                 ----------
Leisure Time 0.5%
Royal Caribbean Cruises Ltd. ....................       6,500       240,094
                                                                 ----------
Restaurants 1.4%
McDonald's Corp. ................................       6,400       271,200
Tricon Global Restaurants Inc.* .................       6,000       386,250
                                                                 ----------
                                                                    657,450
                                                                 ----------
Retail 4.5%
Circuit City Stores Inc. ........................       5,900       362,850
Dayton Hudson Corp. .............................      10,800       726,975
Family Dollar Stores Inc. .......................      10,400       250,900
Saks Inc.* ......................................      12,700       359,569
Wal-Mart Stores, Inc. ...........................       8,300       381,800
                                                                 ----------
                                                                  2,082,094
                                                                 ----------
Textile Apparel Manufacturers 0.7%
Tommy Hilfiger Corp.* ...........................       4,800       335,400
                                                                 ----------
Total Consumer Discretionary ................................     5,456,405
                                                                 ----------

---------------------------------------------------------------------------
                                                                    Value
                                                       Shares     (Note 1)
---------------------------------------------------------------------------
Consumer Staples 7.0%
Beverages 0.6%
Anheuser-Busch Companies, Inc. ..................       3,800    $  277,875
                                                                 ----------
Drug & Grocery Store Chains 3.0%
CVS Corp. .......................................      15,000       714,375
Rite Aid Corp. ..................................      29,500       687,719
                                                                 ----------
                                                                  1,402,094
                                                                 ----------
Foods 0.4%
Quaker Oats Co. .................................       3,200       206,600
                                                                 ----------
Household Products 3.0%
Clorox Co. ......................................       2,200       253,825
Colgate-Palmolive Co. ...........................       3,700       379,019
Dial Corp. ......................................       9,500       323,000
Procter & Gamble Co. ............................       4,900       459,681
                                                                 ----------
                                                                  1,415,525
                                                                 ----------
Total Consumer Staples ......................................     3,302,094
                                                                 ----------
Financial Services 18.5%
Banks & Savings & Loan 5.3%
Bank of America Corp. ...........................       7,660       551,520
Chase Manhattan Corp. ...........................       4,300       355,825
Firstar Corp. ...................................      21,600       649,350
Mellon Bank Corp. ...............................       6,850       509,041
U.S. Bancorp ....................................      10,600       392,862
                                                                 ----------
                                                                  2,458,598
                                                                 ----------
Financial Data Processing Services & Systems 0.5%
First Data Corp. ................................       5,300       224,919
                                                                 ----------
Insurance 4.5%
Ace Ltd. ........................................      13,900       420,475
Hartford Financial Services Group, Inc. .........       4,800       282,900
Mutual Risk Management Ltd. .....................       7,000       272,125
Saint Paul Companies, Inc. ......................       6,500       186,469
Travelers Property Casualty Corp. Cl. A .........       9,000       310,500
UNUM Corp. ......................................       7,900       431,537
XL Capital Ltd. Cl. A ...........................       3,153       191,348
                                                                 ----------
                                                                  2,095,354
                                                                 ----------
Miscellaneous Financial 8.2%
AMBAC Inc. ......................................       7,300       440,737
Capital One Financial Corp. .....................       3,600       625,275
Citigroup, Inc. .................................      11,000       827,750
Federal National Mortgage Association ...........       3,250       230,547
Merrill Lynch & Company Inc. ....................       6,200       520,412
Metris Companies Inc. ...........................       4,200       256,725
Providian Financial Corp. .......................       7,350       948,609
                                                                 ----------
                                                                  3,850,055
                                                                 ----------
Total Financial Services ....................................     8,628,926
                                                                 ----------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------------
                                                                    Value
                                                       Shares     (Note 1)
---------------------------------------------------------------------------
Health Care 9.8%
Drugs & Biotechnology 8.2%
American Home Products Corp. .................          8,500    $  518,500
Amgen Inc.* ..................................          8,000       491,500
Baxter International Inc. ....................          5,700       359,100
Biogen Inc.* .................................          2,300       218,644
Bristol-Myers Squibb Co. .....................          3,900       247,894
Johnson & Johnson ............................          4,100       399,750
McKesson HBOC, Inc. ..........................          4,800       168,000
Pharmacia & Upjohn Inc. ......................          9,800       548,800
Schering-Plough Corp. ........................         11,840       572,020
Warner-Lambert Co. ...........................          4,900       332,893
                                                                 ----------
                                                                  3,857,101
                                                                 ----------
Health Care Facilities 0.7%
Health Management Associates, Inc. Cl. A*              19,600       306,250
                                                                 ----------
Hospital Supply 0.9%
Guidant Corp. ................................          2,900       155,694
Medtronic Inc. ...............................          3,600       258,975
                                                                 ----------
                                                                    414,669
                                                                 ----------
Total Health Care ...........................................     4,578,020
                                                                 ----------
Integrated Oils 2.2%
Integrated Domestic 1.1%
Amerada Hess Corp. ...........................          3,900       222,300
Unocal Corp. .................................          6,600       274,313
                                                                 ----------
                                                                    496,613
                                                                 ----------
Integrated International 1.1%
Total SA Cl. B ADR ...........................          7,800       530,400
                                                                 ----------
Total Integrated Oils .......................................     1,027,013
                                                                 ----------
Materials & Processing 3.4%
Chemicals 0.7%
Cytec Industries, Inc.* ......................         11,800       335,562
                                                                 ----------
Non-Ferrous Metals 1.3%
Alcoa Inc. ...................................          9,700       603,825
                                                                 ----------
Paper & Forest Products 0.6%
Fort James Corp. .............................          7,900       300,200
                                                                 ----------
Steel 0.8%
Harsco Corp. .................................         10,600       347,813
                                                                 ----------
Total Materials & Processing ................................     1,587,400
                                                                 ----------

---------------------------------------------------------------------------
                                                                    Value
                                                       Shares     (Note 1)
---------------------------------------------------------------------------
Other 5.0%
Multi-Sector 5.0%
General Electric Co. .........................          5,500    $  580,250
Raytheon Co. Cl. B ...........................          6,000       421,500
Teleflex Inc. ................................          6,000       261,375
Trinity Industries Inc. ......................          9,400       327,237
Tyco International Ltd. ......................          9,400       763,750
                                                                 ----------
Total Other .................................................     2,354,112
                                                                 ----------
Other Energy 3.7%
Gas Pipelines 0.8%
Williams Companies Inc. ......................          7,600       359,100
                                                                 ----------
Oil & Gas Producers 1.4%
Burlington Resources Inc. ....................          6,850       315,528
Vastar Resources Inc. ........................          6,000       329,250
                                                                 ----------
                                                                    644,778
                                                                 ----------
Oil Well Equipment & Services 1.5%
Halliburton Co. ..............................          7,500       319,688
Ultramar Diamond Shamrock Co. ................          7,800       179,888
Valero Refining & Marketing Corp. ............         10,400       232,050
                                                                 ----------
                                                                    731,626
                                                                 ----------
Total Other Energy ..........................................     1,735,504
                                                                 ----------
Producer Durables 2.6%
Miscellaneous Equipment 1.4%
Danaher Corp. ................................          9,500       631,156
                                                                 ----------
Office Furniture & Business Equipment 1.2%
Xerox Corp. ..................................          9,900       581,625
                                                                 ----------
Total Producer Durables .....................................     1,212,781
                                                                 ----------
Technology 17.1%
Communications Technology 2.5%
Lucent Technologies Inc. .....................         11,800       709,475
Metromedia Fiber Network Inc. Cl. A* .........          5,200       438,100
                                                                 ----------
                                                                  1,147,575
                                                                 ----------
Computer Software 4.3%
Cadence Design Systems Inc.* .................         18,600       252,263
Citrix Systems Inc.* .........................         11,200       476,000
i2 Technologies Inc.* ........................         17,700       599,587
Microsoft Corp.* .............................          8,300       674,894
                                                                 ----------
                                                                  2,002,744
                                                                 ----------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------
                                                                    Value
                                                       Shares     (Note 1)
---------------------------------------------------------------------------
Computer Technology 6.1%
Cisco Systems Inc.* ..........................          6,100   $   695,781
Dell Computer Corp.* .........................          6,100       251,244
Electronic Data Systems Corp. ................          4,400       236,500
EMC Corp.* ...................................          2,000       217,875
Gateway 2000 Inc.* ...........................         10,700       708,206
International Business Machines Corp. ........          2,400       502,050
Seagate Technology, Inc.* ....................          8,900       248,088
                                                                -----------
                                                                  2,859,744
                                                                -----------
Electronics 1.3%
Nokia Corp. ADR ..............................          8,500       630,594
                                                                -----------
Electronics: Semi-Conductors/Components 2.9%
Altera Corp.* ................................          5,900       426,275
Analog Devices Inc.* .........................         19,300       677,912
Intel Corp. ..................................          4,500       275,344
                                                                -----------
                                                                  1,379,531
                                                                -----------
Total Technology ............................................     8,020,188
                                                                -----------
Utilities 11.5%
Electrical 2.0%
BEC Energy ...................................          5,200       221,000
Montana Power Co. ............................          6,600       492,113
Unicom Corp. .................................          5,700       221,231
                                                                -----------
                                                                    934,344
                                                                -----------
Gas Distribution 0.5%
Questar Corp. ................................         11,900       216,431
                                                                -----------
Telecommunications 9.0%
AirTouch Communications Inc.* ................          8,600       803,025
Colt Telecom Group PLC ADR* ..................         11,700       893,587
Equant* ......................................          3,600       321,300
Global Crossing Ltd.* ........................          6,300       340,200
MCI WorldCom Inc.* ...........................         10,900       895,844
Qwest Communications International Inc.* .....         11,126       950,578
                                                                -----------
                                                                  4,204,534
                                                                -----------
Total Utilities .............................................     5,355,309
                                                                -----------
Total Common Stocks (Cost $37,365,851) ......................    45,012,439
                                                                -----------

--------------------------------------------------------------------
                               Principal   Maturity        Value
                                 Amount      Date         (Note 1)
--------------------------------------------------------------------
COMMERCIAL PAPER 2.0%
American Express Credit Corp.,
  4.72% ...................... $215,000    5/03/1999     $   215,000
Merrill Lynch & Company Inc.,
  4.80% ......................  700,000    5/03/1999         699,813
                                                         -----------
Total Commercial Paper (Cost $914,813) ...............       914,813
                                                         -----------
Total Investments (Cost $38,280,664)--98.2% ..........    45,927,252
Cash and Other Assets, Less Liabilities--1.8% ........       842,642
                                                         -----------
Net Assets--100.0% ...................................   $46,769,894
                                                         ===========

Federal Income Tax Information:
At April 30, 1999, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $38,451,498 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost ..........................................   $9,185,701
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ........................................   (1,709,947)
                                                        ----------
                                                        $7,475,754
                                                        ==========

--------------------------------------------------------------------------------
*Nonincome-producing securities
 ADR stands for American Depositary Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 1999

Assets
Investments, at value (Cost $38,280,664) (Note 1) ................    $45,927,252
Cash .............................................................          8,260
Receivable for securities sold ...................................      1,168,742
Receivable for fund shares sold ..................................         72,035
Receivable from Distributor (Note 3) .............................         42,698
Dividends and interest receivable ................................         28,977
Deferred organization costs and other assets (Note 1) ............        147,504
                                                                      -----------
                                                                       47,395,468
Liabilities
Payable for securities purchased .................................        478,606
Accrued management fee (Note 2) ..................................         24,931
Accrued distribution and service fees (Note 5) ...................         23,618
Accrued trustees' fees (Note 2) ..................................         10,442
Payable for fund shares redeemed .................................          8,930
Other accrued expenses ...........................................         79,047
                                                                      -----------
                                                                          625,574
                                                                      -----------
Net Assets                                                            $46,769,894
                                                                      ===========
Net Assets consist of:
 Unrealized appreciation of investments ..........................    $ 7,646,588
 Accumulated net realized loss ...................................        (18,305)
 Paid-in capital .................................................     39,141,611
                                                                      -----------
                                                                      $46,769,894
                                                                      ===========
Net Asset Value and redemption price per share of
  Class A shares ($16,220,454 [divided by] 1,382,781 shares) .....         $11.73
                                                                           ======
Maximum Offering Price per share of Class A shares
  ($11.73 [divided by] .9425) ....................................         $12.45
                                                                           ======
Net Asset Value and offering price per share of
  Class B(1) shares ($1,776,361 [divided by] 152,750 shares)*.....         $11.63
                                                                           ======
Net Asset Value and offering price per share of
  Class B shares ($19,300,141 [divided by] 1,660,009 shares)*.....         $11.63
                                                                           ======
Net Asset Value and offering price per share of
  Class C shares ($3,667,198 [divided by] 315,259 shares)*........         $11.63
                                                                           ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($5,805,740 [divided by] 493,619 shares) .......................         $11.76
                                                                           ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended April 30, 1999

Investment Income
Dividends, net of foreign taxes of $3,707 ................    $  341,494
Interest .................................................        68,076
                                                              ----------
                                                                 409,570
Expenses
Management fee (Note 2) ..................................       229,514
Custodian fee ............................................       170,995
Transfer agent and shareholder services (Note 2) .........        75,451
Reports to shareholders ..................................        46,388
Registration fees ........................................        35,716
Audit fee ................................................        27,774
Amortization of organization costs (Note 1) ..............        19,786
Trustees' fees (Note 2) ..................................        10,603
Legal fees ...............................................         5,230
Service fee--Class A (Note 5) ............................        31,405
Distribution and service fees--Class B(1) (Note 5) .......         3,525
Distribution and service fees--Class B (Note 5) ..........       152,157
Distribution and service fees--Class C (Note 5) ..........        22,441
Miscellaneous ............................................         4,676
                                                              ----------
                                                                 835,661
Expenses borne by the Distributor (Note 3) ...............      (265,492)
Fees paid indirectly (Note 2) ............................        (7,542)
                                                              ----------
                                                                 562,627
                                                              ----------
Net investment loss ......................................      (153,057)
                                                              ----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4) .........        90,025
Net unrealized appreciation of investments ...............     7,360,231
                                                              ----------
Net gain on investments ..................................     7,450,256
                                                              ----------
Net increase in net assets resulting from operations .....    $7,297,199
                                                              ==========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         March 11, 1998
                                       (Commencement of
                                         Operations) to        Year ended
                                         April 30, 1998      April 30, 1999
---------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)              $     7,199         $  (153,057)
Net realized gain (loss) on
  investments ........................         (2,159)             90,025
Net unrealized appreciation of
  investments ........................        286,357           7,360,231
                                          -----------         -----------
Net increase resulting from
  operations .........................        291,397           7,297,199
                                          -----------         -----------
Dividend from net investment income:
 Class A .............................            --               (4,187)
 Class B(1) ..........................            --                 (392)
 Class B .............................            --               (3,499)
 Class C .............................            --                 (162)
 Class S .............................            --               (1,833)
                                          -----------         -----------
                                                  --              (10,073)
                                          -----------         -----------
Net increase from fund share
  transactions (Note 6) ..............     16,806,946          22,384,425
                                          -----------         -----------
Total increase in net assets .........     17,098,343          29,671,551
Net Assets
Beginning of year ....................            --           17,098,343
                                          -----------         -----------
End of year (including
  undistributed net
  investment income of
  $9,454 and $0,
  respectively) ......................    $17,098,343         $46,769,894
                                          ===========         ===========


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1999

Note 1

State Street Research Galileo Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of three separate funds: State Street Research Galileo Fund, State Street Research Legacy Fund and State Street Research Strategic Income Fund.

The Fund seeks to provide long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of total assets in stocks and convertible securities of companies in the Russell 1000 Index and of other U.S. and foreign companies of comparable size.

The Fund offers five classes of shares. Until December 31, 1998, Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No Provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended April 30, 1999, there were no loaned securities.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 1999, the fees pursuant to such agreement amounted to $229,514.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended April 30, 1999, the amount of such expenses was $31,750.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended April 30, 1999 the Fund's transfer agent fees were reduced by $7,542 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $10,603 during the year ended April 30, 1999.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended April 30, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $265,492.

Note 4

For the year ended April 30, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $67,466,893 and $44,756,383, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended April 30, 1999, fees pursuant to such plan amounted to $31,405, $152,157 and $22,441 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to April 30, 1999, fees pursuant to such plan amounted to $3,525 for Class B(1) shares.

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $22,383 and $130,848, respectively, on sales of Class A shares of the Fund during the year ended April 30, 1999, and that MetLife Securities, Inc. earned commissions aggregating $333,479 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $72,384 and $778 on redemptions of Class B and Class C shares, respectively, during the period. MetLife Securities, Inc. earned commissions aggregating $16,053 on sales and the Distributor collected contingent deferred sales charges aggregating $853 on redemptions of Class B(1) shares during the period January 1, 1999 (commencement of share class) to April 30, 1999.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1999, Metropolitan owned 52,356 Class A shares, 47,037 Class B(1) shares, 5,319 Class B shares, 52,356 Class C shares and 471,204 Class S shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class S of the Fund.

Share transactions were as follows:

                                                        March 11, 1998
                                                       (Commencement of
                                                        Operations) to                    Year ended
                                                        April 30, 1998                  April 30, 1999
                                                   ------------------------       ---------------------------
Class A                                             Shares         Amount          Shares           Amount
-------------------------------------------------------------------------------------------------------------
Shares sold ..................................     622,025       $6,115,137       1,300,910       $12,827,023
Issued upon reinvestment of dividend .........          --               --             346             3,871
Shares repurchased ...........................      (3,867)         (38,335)       (536,633)       (5,339,004)
                                                   -------       ----------       ---------       -----------
Net increase .................................     618,158       $6,076,802         764,623       $ 7,491,890
                                                   =======       ==========       =========       ===========

Class B(1)*                                         Shares         Amount          Shares           Amount
-------------------------------------------------------------------------------------------------------------
Shares sold ..................................          --       $       --         155,558       $ 1,695,333
Issued upon reinvestment of dividend .........          --               --              25               278
Shares repurchased ...........................          --               --          (2,833)          (31,548)
                                                   -------       ----------       ---------       -----------
Net increase .................................          --       $       --         152,750       $ 1,664,063
                                                   =======       ==========       =========       ===========

Class B                                             Shares         Amount          Shares           Amount
-------------------------------------------------------------------------------------------------------------
Shares sold ..................................     555,377       $5,459,591       1,541,674       $15,031,738
Issued upon reinvestment of dividend .........          --               --             273             3,041
Shares repurchased ...........................     (36,142)        (355,963)       (401,173)       (4,085,786)
                                                   -------       ----------       ---------       ------------
Net increase .................................     519,235       $5,103,628       1,140,774       $10,948,993
                                                   =======       ==========       =========       ===========

Class C                                             Shares         Amount          Shares           Amount
-------------------------------------------------------------------------------------------------------------
Shares sold ..................................     107,096       $1,038,510         251,953       $ 2,568,968
Issued upon reinvestment of dividend .........          --               --               5                55
Shares repurchased ...........................          --               --         (43,795)         (422,874)
                                                   -------       ----------       ---------       -----------
Net increase .................................     107,096       $1,038,510         208,163       $ 2,146,149
                                                   =======       ==========       =========       ===========

Class S                                             Shares         Amount          Shares           Amount
-------------------------------------------------------------------------------------------------------------
Shares sold ..................................     480,088       $4,588,006          16,658       $   166,409
Issued upon reinvestment of dividend .........          --               --               9                85
Shares repurchased ...........................          --               --          (3,136)          (33,164)
                                                   -------       ----------       ---------       -----------
Net increase .................................     480,088       $4,588,006          13,531       $   133,330
                                                   =======       ==========       =========       ===========

--------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to April 30, 1999.

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year.

                                                                         Class A
                                                         ---------------------------------------
                                                            March 11, 1998
                                                           (Commencement of
                                                            Operations) to        Year ended
                                                          April 30, 1998(a)   April 30, 1999(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           9.55                9.92
                                                                -----               -----
 Net investment income (loss) ($)*                               0.01               (0.01)
 Net realized and unrealized gain on investments ($)             0.36                1.82
                                                                -----               -----
Total from investment operations ($)                             0.37                1.81
                                                                -----               -----
 Dividend from net investment income ($)                           --               (0.00)
                                                                -----               -----
Total distributions ($)                                            --               (0.00)
                                                                -----               -----
Net asset value, end of year ($)                                 9.92               11.73
                                                                =====               =====
Total return(b) (%)                                              3.87(d)            18.28
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         6,132              16,220
Ratio of operating expenses to average net assets (%)*           1.25(e)             1.27
Ratio of net investment income (loss) to average net
 assets (%)*                                                     0.45(e)            (0.09)
Portfolio turnover rate (%)                                     13.04              134.16
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                      0.03                0.08

                                                               Class B(1)                      Class B
                                                         ---------------------- --------------------------------------
                                                                                   March 11, 1998
                                                                                  (Commencement of
                                                              Period ended         Operations) to       Year ended
                                                          April 30, 1999(a)(c)   April 30, 1998(a)   April 30, 1999(a)
------------------------------------------------------------------------------- --------------------------------------
Net asset value, beginning of year ($)                            10.63                 9.55                9.90
                                                                  -----                -----              ------
 Net investment income (loss) ($)*                                (0.03)               (0.00)              (0.09)
 Net realized and unrealized gain on investments ($)               1.03                 0.35                1.82
                                                                  -----                -----              ------
Total from investment operations ($)                               1.00                 0.35                1.73
                                                                  -----                -----              ------
 Dividend from net investment income ($)                          (0.00)                  --               (0.00)
                                                                  -----                -----              ------
Total distributions ($)                                           (0.00)                  --               (0.00)
                                                                  -----                -----              ------
Net asset value, end of year ($)                                  11.63                 9.90               11.63
                                                                  =====                =====              ======
Total return(b) (%)                                                9.44(d)              3.66(d)            17.50
Ratios/supplemental data:
Net assets at end of year ($ thousands)                           1,776                5,142              19,300
Ratio of operating expenses to average net assets (%)*             2.02(e)              2.00(e)             2.02
Ratio of net investment income (loss) to average net
 assets (%)*                                                      (1.01)(e)            (0.31)(e)           (0.84)
Portfolio turnover rate (%)                                      134.16                13.04              134.16
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                        0.02                 0.03                0.08

                                                                          Class C
                                                          ---------------------------------------
                                                             March 11, 1998
                                                            (Commencement of
                                                             Operations) to        Year ended
                                                           April 30, 1998(a)   April 30, 1999(a)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            9.55                9.91
                                                                 -----               -----
 Net investment income (loss) ($)*                               (0.00)              (0.09)
 Net realized and unrealized gain on investments ($)              0.36                1.81
                                                                 -----               -----
Total from investment operations ($)                              0.36                1.72
                                                                 -----               -----
 Dividend from net investment income ($)                            --               (0.00)
                                                                 -----               -----
Total distributions ($)                                             --               (0.00)
                                                                 -----               -----
Net asset value, end of year ($)                                  9.91               11.63
                                                                 =====               ======
Total return(b) (%)                                               3.77(d)            17.36
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          1,061               3,667
Ratio of operating expenses to average net assets (%)*            2.00(e)             2.02
Ratio of net investment loss to average net assets (%)*          (0.13)(e)           (0.85)
Portfolio turnover rate (%)                                      13.04              134.16
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                       0.04                0.08

                                                                         Class S
                                                          --------------------------------------
                                                             March 11, 1998
                                                            (Commencement of
                                                             Operations) to       Year ended
                                                           April 30, 1998(a)   April 30, 1999(a)
----------------------------------------------------------------------------- ------------------
Net asset value, beginning of year ($)                             9.55                9.92
                                                                  -----               -----
 Net investment income (loss) ($)*                                 0.02                0.02
 Net realized and unrealized gain on investments ($)               0.35                1.82
                                                                  -----               -----
Total from investment operations ($)                               0.37                1.84
                                                                  -----               -----
 Dividend from net investment income ($)                            --                (0.00)
                                                                  -----               -----
Total distributions ($)                                             --                (0.00)
                                                                  -----               -----
Net asset value, end of year ($)                                   9.92               11.76
                                                                  =====               =====
Total return(b) (%)                                                3.87(d)            18.59
Ratios/supplemental data:
Net assets at end of year ($ thousands)                           4,763               5,806
Ratio of operating expenses to average net assets (%)*             1.00(e)             1.02
Ratio of net investment loss to average net assets (%)*            0.98(e)             0.18
Portfolio turnover rate (%)                                       13.04              134.16
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                        0.06                0.08

--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to April 30, 1999.
(d) Not annualized
(e) Annualized

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Galileo Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Galileo Fund (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 4, 1999

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Galileo Fund had a good year relative to its peer group. The total return for the Fund's Class A shares was 18.28% for the 12 months ended April 30, 1999 (does not reflect sales charge). The Fund outperformed the Lipper average growth fund which rose 15.05%. However, it underperformed the Standard & Poor's 500 Index, which gained 21.83% for the same period.

During the period, the Fund benefited from stock selection. The manager sought companies with reasonable profit margins. A decision to overweight telecommunications and retail drug stocks helped performance. A decision to underweight food and beverage and tobacco stocks was also a positive factor.

The Fund was hurt by the market's preference for a handful of large-cap growth stocks during most of the period and by a larger-than-average cash position during a period in which the market appreciated strongly. However, the cash position has been reduced, and the portfolio's emphasis on medium-sized "value" stocks put the Fund in a good position to benefit if the market continues to broaden in the period ahead.

April 30, 1999

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000 Index is an index of the 1,000 largest publicly-traded U.S. companies. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

                           Change in Value of $10,000
                 Based on the S&P 500 and the Russell 1000 Index
                     Compared to Change in Value of $10,000
                            Invested in Galileo Fund

[Line Chart Data]

Class A Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  11.48%       13.73%
---------------------------

                       Galileo   Russell    S&P
                        Fund      1000      500
                        ----      ----      ---
Inception 3/11/98        9425     10000    10000
4/30/98                  9790     10103    10102
4/30/99                 11580     12154    12308


Class B(1) Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  12.51%       15.48%
---------------------------

                       Galileo   Russell    S&P
                        Fund      1000      500
                        ----      ----      ---
Inception 3/11/98       10000     10000    10000
4/30/98                 10366     10103    10102
4/30/99                 11782     12154    12308


Class B Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  12.50%       15.46%
---------------------------

                       Galileo   Russell    S&P
                        Fund      1000      500
                        ----      ----      ---
Inception 3/11/98       10000     10000    10000
4/30/98                 10366     10103    10102
4/30/99                 11780     12154    12308


Class C Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  16.36%       18.88%
---------------------------

                       Galileo   Russell    S&P
                        Fund      1000      500
                        ----      ----      ---
Inception 3/11/98       10000     10000    10000
4/30/98                 10377     10103    10102
4/30/99                 12179     12154    12308


Class S Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  18.54%       20.07%
---------------------------

                       Galileo   Russell    S&P
                        Fund      1000      500
                        ----      ----      ---
Inception 3/11/98       10000     10000    10000
4/30/98                 10387     10103    10102
4/30/99                 12318     12154    12308

STATE STREET RESEARCH GALILEO FUND

------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Galileo Fund ("Fund"), along with shareholders of other series of State Street Research Securities Trust ("Trust"), was convened on April 6, 1999 ("Meeting"). The results of the Meeting are set forth below.

                                                    Votes (millions of shares)
                                              (Combined for All Series of the Trust)
                                              --------------------------------------
Action on Proposal                                        For       Withheld
------------------------------------------------------------------------------------
The following persons were elected as Trustees:
Bruce R. Bond .................................           19.1        0.2
Steve A. Garban ...............................           19.1        0.2
Malcolm T. Hopkins ............................           19.0        0.2
Susan M. Phillips .............................           19.1        0.2

STATE STREET RESEARCH GALILEO FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH SECURITIES
TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Galileo Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP Exchange Place
Boston, MA 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Thomas J. Dillman
Vice President

Bartlett R. Geer
Vice President

John H. Kallis
Vice President

Kim M. Peters
Vice President

Thomas A. Shively
Vice President

James M. Weiss
Vice President

Elizabeth McCombs Westvold
Vice President

Kennard Woodworth, Jr.
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary


Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Bruce R. Bond
Chairman of the Board,
Chief Executive Officer and
President, PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and
Treasurer, The Pennsylvania
State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer
and Director, Hewlett-Packard
Company

Susan M. Phillips
Dean, School of Business and
Public Management, George
Washington University; former
Member of the Board of Governors
of the Federal Reserve System and
Chairman and Commissioner of
the Commodity Futures Trading
Commission

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[Back cover]


State Street Research Galileo Fund
One Financial Center
Boston, MA 02111

------------
  Bulk Rate
U.S. Postage
    PAID
  Permit #6
Hartford, CT
------------

Questions? Comments?
Call us at 1-800-562-0032, or
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-mail us at:
     info@ssrfunds.com
Internet site:
   www.ssrfunds.com

[Graphic: STATE STREET RESEARCH Logo]

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Galileo Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after June 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: (exp 0700)SSR-LD                                    GA-761F-0699

[Front cover]


                              STATE STREET RESEARCH


                                   -----------
                                   LEGACY FUND
                                   -----------


ANNUAL REPORT
April 30, 1999


                                  -------------
                                  WHAT'S INSIDE
                                  -------------


From the Chairman

A healthy economy
benefited Americans


Portfolio Manager's Review

Large-cap growth stocks
rallied on


Fund Information

Facts and figures


Plus, Complete Portfolio Holdings
and Financial Statements


[Graphic: DALBAR

HONORS COMMITMENT TO:
      INVESTORS
         1998]

  For Excellence
        in
Shareholder Service


[Graphic: STATE STREET RESEARCH

   75 YEARS

LASTING VALUES
--------------
LEADING IDEAS]

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Picture: Ralph F. Verni]

Dear Shareholder:

In a year marked by market volatility at home and currency upheaval abroad, Americans continued to reap the benefits of a healthy economy. Inflation remained low, unemployment hovered around 4%, wages rose, and prices fell at the gas pump and in the mortgage market. Many Americans took their prosperity to the mall. The holiday season was strong and retail sales rose. However, the nation's savings rate fell below zero last fall - and remains there now.

Stocks

It was a strong 12 months for the U.S. stock market. A correction late in the summer was short-lived as most segments of the market staged a comeback in the fourth quarter. The Dow Jones Industrial Average pierced 10,000 in the first quarter of 1999. The S&P 500 returned 21.83% for 12 months ended April 30, 1999.(1)

Large-company growth stocks and technology stocks were the strongest performers, led by Internet stocks. However, gains were concentrated in a narrow band of stocks. Small and medium-sized company stocks continued to lag the market, and the gap between growth and value strategies remained. Economically-sensitive cyclical stocks of large companies began to rise in April.

Bonds

The bond market benefited from the Federal Reserve Board's three quick interest rate cuts last fall as the benchmark U.S. Treasury bond's yield hit a low of 5%. Under the weight of a robust economy, that yield climbed back up to 5.7% at the end of the period. Bond prices move in the opposite direction of yields. As a result, the value of U.S. Treasury bonds fell. High-yield "junk" bonds had been weak, but bounced back on the strong economic news to close among the strongest bond market performers.

International

Foreign markets delivered mixed returns. Expectations surrounding the debut of the euro, the new common currency shared by 11 nations, helped European markets in the first half of this reporting period. But the luster was short-lived. Most European economies are still suffering from the Asian flu, and most European markets stumbled in the first months of 1999. Asian emerging markets started to show some signs of life, while Latin American emerging markets remained mired in currency woes. Once again, economists waited for a revival in Japan. Japan's stock market, including small company stocks, managed to deliver attractive returns in the first four months of 1999, encouraged by corporate restructurings and signs that the central bank was trying to help get the economy going.

Outlook and Opportunities

As investors, you may have been unsettled by the market's volatility in the past year. But remember, volatility also creates opportunities. Regardless of the environment, we are confident that our in-depth research can help us uncover good values in companies and markets, both at home and abroad. As always, we will exercise diligence in finding new investments and in monitoring the ones we already own. Thank you for your confidence in State Street Research.

Sincerely,

[Graphic: Signature of Ralph F. Verni]

Ralph F. Verni
Chairman
April 30, 1999


(1)The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)22.74% for Class B(1) shares; 22.74% for Class B shares; 22.85% for Class C shares; 24.04% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends, at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data, and transactions, should not be relied upon as being current thereafter.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 1999, except where noted)
--------------------------------------------------------------------------------

Average Annual Total Return
for period ended 3/31/99
(at maximum applicable sales charge)(3),(4)

                  Life of Fund
                (since 12/31/97)    1 Year
------------------------------------------
Class A             23.90%          14.05%
------------------------------------------
Class B(1)          25.92%          15.08%
------------------------------------------
Class B             25.92%          15.08%
------------------------------------------
Class C             28.94%          19.08%
------------------------------------------
Class S             30.21%          21.25%
------------------------------------------


Average Annual Total Return
(at maximum applicable sales charge)(3),(4)

                  Life of Fund
                (since 12/31/97)    1 Year
------------------------------------------
Class A             25.96%          16.62%
------------------------------------------
Class B(1)          27.97%          17.74%
------------------------------------------
Class B             27.97%          17.74%
------------------------------------------
Class C             30.73%          21.85%
------------------------------------------
Class S             32.10%          24.04%
------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Legacy Fund: Large-cap growth stocks rallied on

[Picture: Kennard "Pete" Woodworth]

          Kennard "Pete"
             Woodworth
         Portfolio Manager

We spoke with Pete Woodworth, portfolio manager of State Street Research Legacy Fund, about the Fund's performance for the year ended April 30, 1999 and his views on the period ahead.

Q: How did the Fund perform during the fiscal year?

A: It was an excellent year for the Fund. Class A shares returned 23.73% for the 12 months ended April 30, 1999 [does not reflect sales charge]2. That was significantly higher than the Lipper average growth fund, which returned 15.05%. The Fund also outperformed the Standard & Poor's 500 Stock Index (S&P 500), which gained 21.83% for the same period.(1)

Q: What contributed to the Fund's strong performance?

A: The Fund was helped by the fact that the market favored the very stocks the Fund invests in: large-cap growth stocks. That, plus good stock selection, were the key factors in the Fund's performance. Because the Fund is designed to have market-like diversification and market-like volatility, any time the Fund outperforms, stock selection is generally the reason.

Q: What does it mean that the Fund has market-like diversification and volatility?

A: It means that, generally speaking, the Fund's assets are distributed along the same lines as the S&P 500. For example, health care companies make up about 10% of the S&P 500. Likewise, 12% of the Fund's assets are invested in health care. Consequently, there should be no big surprises as a result of overemphasizing or underweighting a certain group of stocks.

Q: Tell us about some of the stocks that were especially strong during the year.

A: The Fund owned many good performers in the technology sector: Cisco Systems, Microsoft and IBM were among our top 10 holdings. MediaOne, a cable company, and General Electric, were also strong performers. We mined the mid-cap sector to find Danaher, a company that makes hand tools and small equipment. The company has been increasing its profits at a strong rate. It is not a household name, but that's what we like to think we are good at: discovering opportunities that the rest of the market may not yet have noticed.

Q: Were there any disappointments during the year?

A: The financial sector was the most disappointing. Earnings (another term for profits) were lower than expected for several bank and insurance companies in the portfolio.

Q: What action did you take as a result of these disappointments?

A: We used the opportunity to buy more of the same stocks at cheaper prices. We're still confident about the companies. That's also consistent with the Fund's mandate to be mindful of our shareholders' tax situations. Every stock in the Fund is there because we expect it to be a solid performer over a long period of time.

Q: What is your outlook for the period ahead?

A: At current levels, the large-cap growth segment of the stock market is relatively expensive. Although corporate earnings growth has improved over last year, and inflation remains low, I don't expect the 20% returns that investors have grown somewhat accustomed to. Shareholders of Legacy Fund should keep in mind that because we are managing with tax-consequences in mind, our goal is to invest in solid companies that we expect to own for five to seven years, or even longer. That's why stock selection is so important to the Fund. When we do it well, as we did last year, we feel pretty good about it. And when the market shifts in favor of other sectors, good stock selection will help keep us on track.

April 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

1 Total Oil company                                                       4.5%

2 General Electric Diversified manufacturer                               4.1%

3 BankAmerica Money center banks                                          4.0%

4 Bank One Bank holding company                                           3.9%

5 Cisco Systems Computer network products                                 3.9%

6 Danaher Hand tools, auto parts                                          3.8%

7 MediaOne Cable/telecommunications                                       3.7%

8 Johnson & Johnson Medical products                                      3.5%

9 IBM Computer systems                                                    3.3%

10 Microsoft Computer software & service                                  3.2%

These securities represent an aggregate of 37.9% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.


Top 5 Industries
(by percentage of net assets)

[Bar Chart Data]

Drugs &
Biotechnology            10.4%

Computer
Technology                8.2%

Banks and
Savings & Loans           8.0%

Multi-sector
companies                 7.0%

Telecommunications        6.6%

Total: 40.2%


Best and Worst Contributors to Performance
(May 1, 1998 through April 30, 1999)

Best  [Graphic: Up triangle]
-----------------------------------------------------
MediaOne
 AT&T plans to acquire for significant premium
Cisco Systems
 Continues to post rapid growth in sales and earnings
Danaher
 Continues fast growth supplemented with timely acquisitions

Worst [Graphic: Down triangle]
-----------------------------------------------------
Amgen
 Market leadership swing from growth to value hurt some high quality stocks
J.D. Edwards
 Significant slowing of growth
Boeing
 Sharp reduction in demand from Asia

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1999

----------------------------------------------------------------------
                                                              Value
                                                Shares      (Note 1)
----------------------------------------------------------------------
COMMON STOCKS 95.0%
Consumer Discretionary 12.6%
Advertising Agencies 2.0%
Interpublic Group of Companies, Inc. .........   51,400   $  3,986,713
                                                          ------------
Communications, Media & Entertainment 2.7%
CBS Corp.* ...................................  124,200      5,658,862
                                                          ------------
Consumer Services 0.7%
Apollo Group Inc. Cl. A* .....................   62,300      1,541,925
                                                          ------------
Restaurants 2.1%
McDonald's Corp. .............................   99,400      4,212,075
                                                          ------------
Retail 5.1%
Dayton Hudson Corp. ..........................   79,300      5,337,881
Home Depot Inc. ..............................   84,700      5,076,706
                                                          ------------
                                                            10,414,587
                                                          ------------
Total Consumer Discretionary ..........................     25,814,162
                                                          ------------
Consumer Staples 9.5%
Beverages 1.9%
Coca-Cola Co. ................................   56,500      3,842,000
                                                          ------------
Drug & Grocery Store Chains 4.6%
CVS Corp. ....................................  113,000      5,381,625
Kroger Co.* ..................................   73,300      3,981,106
                                                          ------------
                                                             9,362,731
                                                          ------------
Household Products 3.0%
Procter & Gamble Co. .........................   65,600      6,154,100
                                                          ------------
Total Consumer Staples ................................     19,358,831
                                                          ------------
Financial Services 14.5%
Banks & Savings & Loan 8.0%
Bank of America Corp. ........................  114,737      8,261,064
Bank One Corp. ...............................  136,400      8,047,600
                                                          ------------
                                                            16,308,664
                                                          ------------
Insurance 3.4%
Ace Ltd. .....................................   89,800      2,716,450
UNUM Corp. ...................................   78,000      4,260,750
                                                          ------------
                                                             6,977,200
                                                          ------------
Miscellaneous Financial 3.1%
American Express Co. .........................   48,100      6,286,069
                                                          ------------
Total Financial Services ..............................     29,571,933
                                                          ------------

----------------------------------------------------------------------
                                                              Value
                                                Shares      (Note 1)
----------------------------------------------------------------------
Health Care 12.0%
Drugs & Biotechnology 10.4%
Amgen Inc.* ..................................   57,600   $  3,538,800
Bristol-Myers Squibb Co. .....................   97,000      6,165,562
Johnson & Johnson ............................   73,700      7,185,750
Pfizer Inc. ..................................   39,100      4,498,944
                                                          ------------
                                                            21,389,056
                                                          ------------
Hospital Supply 1.6%
Medtronic Inc. ...............................   44,700      3,215,606
                                                          ------------
Total Health Care .....................................     24,604,662
                                                          ------------
Integrated Oils 4.5%
Integrated International 4.5%
Total SA Cl. B ADR ...........................  133,800      9,098,400
                                                          ------------
Total Integrated Oils .................................      9,098,400
                                                          ------------
Materials & Processing 2.8%
Chemicals 2.8%
E.I. Du Pont De Nemours & Co. ................   81,900      5,784,188
                                                          ------------
Total Materials & Processing ..........................      5,784,188
                                                          ------------
Other 7.0%
Multi-Sector 7.0%
General Electric Co. .........................   80,100      8,450,550
Tyco International Ltd. ......................   72,400      5,882,500
                                                          ------------
Total Other ...........................................     14,333,050
                                                          ------------
Producer Durables 8.6%
Machinery 1.9%
Caterpillar Inc. .............................   59,900      3,856,063
                                                          ------------
Miscellaneous Equipment 3.8%
Danaher Corp. ................................  116,600      7,746,612
                                                          ------------
Office Furniture & Business Equipment 2.9%
Xerox Corp. ..................................  102,700      6,033,625
                                                          ------------
Total Producer Durables ...............................     17,636,300
                                                          ------------
Technology 16.9%
Communications Technology 3.0%
Lucent Technologies Inc. .....................  100,100      6,018,512
                                                          ------------
Computer Software 3.9%
i2 Technologies Inc.* ........................   41,700      1,412,588
Microsoft Corp.* .............................   81,400      6,618,837
                                                          ------------
                                                             8,031,425
                                                          ------------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                Value
                                                  Shares      (Note 1)
------------------------------------------------------------------------
Computer Technology 8.2%
Cisco Systems Inc.* ...........................   69,550    $  7,933,046
EMC Corp.* ....................................   19,400       2,113,388
International Business Machines Corp. .........   32,000       6,694,000
                                                            ------------
                                                              16,740,434
                                                            ------------
Electronics: Semi-Conductors/Components 1.8%
Analog Devices Inc.* ..........................  105,100       3,691,638
                                                            ------------
Total Technology .......................................      34,482,009
                                                            ------------
Utilities 6.6%
Telecommunications 6.6%
MCI WorldCom Inc.* ............................   71,700       5,892,844
MediaOne Group Inc.* ..........................   91,900       7,495,594
                                                            ------------
Total Utilities ........................................      13,388,438
                                                            ------------
Total Common Stocks (Cost $162,888,529) ................     194,071,973
                                                            ------------

-------------------------------------------------------------------------
                                     Principal    Maturity
                                       Amount       Date
-------------------------------------------------------------------------
COMMERCIAL PAPER 3.8%
American Express Credit Corp.,
  4.88% ..........................  $1,522,000   5/05/1999      1,522,000
Commercial Credit Co., 4.77%......   2,542,000   5/03/1999      2,542,000
Ford Motor Credit Co., 4.85% .....   3,638,000   5/05/1999      3,638,000
                                                             ------------

Total Commercial Paper (Cost $7,702,000) ..............      7,702,000
                                                          ------------
Total Investments (Cost $170,590,529)--98.8% ..........    201,773,973
Cash and Other Assets, Less Liabilities--1.2% .........      2,470,521
                                                          ------------
Net Assets--100.0% ....................................   $204,244,494
                                                          ============

Federal Income Tax Information:
At April 30, 1999, the net unrealized
 appreciation of investments based on cost
 for Federal income tax purposes of
 $170,590,553 was as follows:
Aggregate gross unrealized appreciation
  for all investments in which there is an
  excess of value over tax cost ............ $  32,987,192
Aggregate gross unrealized depreciation
  for all investments in which there is an
  excess of tax cost over value ............   (1,803,772)
                                             ------------
                                             $ 31,183,420
                                             ============

--------------------------------------------------------------------------------
*Nonincome-producing securities
 ADR stands for American Depositary Receipt, representing ownership of foreign securities.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 1999

Assets
Investments, at value (Cost $170,590,529) (Note 1) ................    $201,773,973
Cash ..............................................................             324
Receivable for fund shares sold ...................................       2,559,781
Dividends and interest receivable .................................          86,616
Deferred organization costs and other assets (Note 1) .............         171,640
                                                                       ------------
                                                                        204,592,334
Liabilities
Accrued distribution and service fees (Note 5) ....................         119,840
Accrued management fee (Note 2) ...................................         102,943
Payable for fund shares redeemed ..................................          52,469
Accrued trustees' fees (Note 2) ...................................          16,868
Other accrued expenses ............................................          55,720
                                                                       ------------
                                                                            347,840
                                                                       ------------
Net Assets                                                             $204,244,494
                                                                       ============
Net Assets consist of:
 Unrealized appreciation of investments ...........................    $ 31,183,444
 Accumulated net realized loss ....................................        (353,583)
 Paid-in capital ..................................................     173,414,633
                                                                       ------------
                                                                       $204,244,494
                                                                       ============
Net Asset Value and redemption price per share of
  Class A shares ($58,642,279 [divided by] 4,066,244 shares) ......          $14.42
                                                                             ======
Maximum Offering Price per share of Class A shares
  ($14.42 [divided by] .9425) .....................................          $15.30
                                                                             ======
Net Asset Value and offering price per share of
  Class B(1) shares ($24,453,662 [divided by] 1,712,635 shares)*             $14.28
                                                                             ======
Net Asset Value and offering price per share of
  Class B shares ($88,382,764 [divided by] 6,188,684 shares)* .....          $14.28
                                                                             ======
Net Asset Value and offering price per share of
  Class C shares ($26,399,187 [divided by] 1,848,695 shares)* .....          $14.28
                                                                             ======
Net Asset Value, offering price and redemption price
  per share of Class S shares ($6,366,602 [divided by] 439,824
  shares) .........................................................          $14.48
                                                                             ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended April 30, 1999

Investment Income
Dividends, net of foreign taxes of $350 ..................    $   869,863
Interest .................................................        216,035
                                                              -----------
                                                                1,085,898
Expenses
Management fee (Note 2) ..................................        675,883
Custodian fee ............................................        114,431
Transfer agent and shareholder services (Note 2) .........         75,800
Registration fees ........................................         43,495
Service fee--Class A (Note 5) ............................         72,682
Distribution and service fees--Class B(1) (Note 5) .......         33,433
Distribution and service fees--Class B (Note 5) ..........        534,046
Distribution and service fees--Class C (Note 5) ..........        136,341
Reports to shareholders ..................................         30,602
Audit fee ................................................         24,441
Amortization of organization costs (Note 1) ..............         23,927
Trustees' fees (Note 2) ..................................         17,550
Legal fees ...............................................          5,962
Miscellaneous ............................................          5,968
                                                              -----------
                                                                1,794,561
Expenses borne by the Distributor (Note 3) ...............        (34,070)
Fees paid indirectly (Note 2) ............................         (9,028)
                                                              -----------
                                                                1,751,463
                                                              -----------
Net investment loss ......................................       (665,565)
                                                              -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (Notes 1 and 4) .........       (353,576)
Net unrealized appreciation of investments ...............     28,621,415
                                                              -----------
Net gain on investments ..................................     28,267,839
                                                              -----------
Net increase in net assets resulting from operations .....    $27,602,274
                                                              ===========


--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the year ended April 30, 1999

                                        December 31, 1997
                                        (Commencement of
                                         Operations) to         Year ended
                                         April 30, 1998       April 30, 1999
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss ..................    $   (16,273)         $   (665,565)
Net realized gain (loss) on
  investments ........................         68,845              (353,576)
Net unrealized appreciation
  of investments .....................      2,562,029            28,621,415
                                          -----------          ------------
Net increase resulting from
  operations .........................      2,614,601            27,602,274
                                          -----------          ------------
Distribution from net realized
  gains:
 Class A .............................             --               (15,436)
 Class B .............................             --               (32,058)
 Class C .............................             --                (7,667)
 Class S .............................             --                (2,296)
                                          -----------          ------------
                                                   --               (57,457)
                                          -----------          ------------
Net increase from fund share
  transactions (Note 6) ..............     38,160,723           135,924,353
                                          -----------          ------------
Total increase in net assets .........     40,775,324           163,469,170
Net Assets
Beginning of year ....................             --            40,775,324
                                          -----------          ------------
End of year ..........................    $40,775,324          $204,244,494
                                          ===========          ============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1999

Note 1

State Street Research Legacy Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of three separate funds: State Street Research Legacy Fund, State Street Research Galileo Fund and State Street Research Strategic Income Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests at least 65% of total assets in stocks and convertible securities of mid- and large-size companies. The Fund employs a tax-managed strategy, generally seeking to identify stocks with long-term growth potential and holding them for extended periods.

The Fund offers five classes of shares. Until December 31, 1998, Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities represent final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At April 30, 1999, the Fund had a capital loss carryforward of $353,559 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on April 30, 2007.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

of the loan, the Fund will bear the loss. During the year ended April 30, 1999, there were no loaned securities.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 1999, the fees pursuant to such agreement amounted to $675,883.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended April 30, 1999, the amount of such expenses was $71,570.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended April 30, 1999 the Fund's transfer agent fees were reduced by $9,028 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,550 during the year ended April 30, 1999.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended April 30, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $34,070.

Note 4

For the year ended April 30, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $169,237,052 and $42,581,862, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended April 30, 1999, fees pursuant to such plan amounted to $72,682, $534,046 and $136,341 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to April 30, 1999, fees pursuant to such plan amounted to $33,433 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $102,858 and $331,017, respectively, on sales of Class A shares of the Fund during the year ended April 30, 1999, and that MetLife Securities, Inc. earned commissions aggregating $744,559 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $94,525 and $964 on redemptions of Class B and Class C shares, respectively, during the same period. MetLife Securities, Inc. earned commissions aggregating $128,353 on sales and the Distributor collected contingent deferred sales charges aggregating $1,271 on redemptions of Class B(1) shares during the period January 1, 1999 (commencement of share class) to April 30, 1999.

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1999, the Adviser owned one share of each of Class A, Class B, Class C and Class S and Metropolitan owned 50,025 Class A shares, 11,799 Class B shares, 50,026 Class C shares and 387,909 Class S shares of the Fund.

Share transactions were as follows:

                                                                       December 31, 1997
                                                                        (Commencement of
                                                                         Operations) to                  Year ended
                                                                         April 30, 1998                April 30, 1999
                                                                   --------------------------     --------------------------
Class A                                                             Shares          Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................   1,060,271      $11,720,798     3,622,168      $45,842,648
Issued upon reinvestment of distribution from net realized gains          --               --           919           11,400
Shares repurchased .............................................     (32,822)        (360,909)     (584,292)      (7,001,947)
                                                                   ---------      -----------     ---------      -----------
Net increase ...................................................   1,027,449      $11,359,889     3,038,795      $38,852,101
                                                                   =========      ===========     =========      ===========

Class B(1)*                                                         Shares          Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          --      $        --     1,782,571      $24,178,751
Shares repurchased .............................................          --               --       (69,936)        (989,900)
                                                                   ---------      -----------     ---------      -----------
Net increase ...................................................          --      $        --     1,712,635      $23,188,851
                                                                   =========      ===========     =========      ===========

Class B                                                             Shares          Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................   1,699,460      $18,706,942     5,151,707      $63,062,399
Issued upon reinvestment of distribution from net realized gains          --               --         1,370           16,880
Shares repurchased .............................................      (7,377)         (83,326)     (656,476)      (8,053,180)
                                                                   ---------      -----------     ---------      -----------
Net increase ...................................................   1,692,083      $18,623,616     4,496,601      $55,026,099
                                                                   =========      ===========     =========      ===========

Class C                                                             Shares          Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................     428,033      $ 4,641,277     1,558,281      $19,296,668
Issued upon reinvestment of distribution from net realized gains          --               --           227            2,800
Shares repurchased .............................................        (234)          (2,653)     (137,612)      (1,639,209)
                                                                   ---------      -----------     ---------      -----------
Net increase ...................................................     427,799      $ 4,638,624     1,420,896      $17,660,259
                                                                   =========      ===========     =========      ===========

Class S                                                             Shares          Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................     353,464      $ 3,538,594        87,078      $ 1,205,796
Issued upon reinvestment of distribution from net realized gains          --               --           184            2,294
Shares repurchased .............................................          --               --          (902)         (11,047)
                                                                   ---------      -----------     ---------      -----------
Net increase ...................................................     353,464      $ 3,538,594        86,360      $ 1,197,043
                                                                   =========      ===========     =========      ===========

--------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to April 30, 1999.

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                   Class A
                                                                   ---------------------------------------
                                                                    December 31, 1997
                                                                     (Commencement of
                                                                      Operations) to        Year ended
                                                                    April 30, 1998(a)   April 30, 1999(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                     10.00               11.66
                                                                           -----               -----
 Net investment income (loss) ($)*                                          0.00               (0.02)
 Net realized and unrealized gain on investments ($)                        1.66                2.79
                                                                           -----               -----
Total from investment operations ($)                                        1.66                2.77
                                                                           -----               -----
 Distribution from net realized gains ($)                                    --                (0.01)
                                                                           -----               -----
Total distributions ($)                                                      --                (0.01)
                                                                           -----               -----
Net asset value, end of year ($)                                           11.66               14.42
                                                                           =====               =====
Total return(b) (%)                                                        16.60(d)            23.73
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                   11,984              58,642
Ratio of operating expenses to average net assets (%)*                      1.25(e)             1.20
Ratio of net investment income (loss) to average net assets (%)*            0.01(e)            (0.14)
Portfolio turnover rate (%)                                                 6.44               42.09
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                              0.04                0.00

                                                                         Class B(1)                      Class B
                                                                   ---------------------- --------------------------------------
                                                                                           December 31, 1997
                                                                                            (Commencement of
                                                                        Period ended         Operations) to       Year ended
                                                                    April 30, 1999(a)(c)   April 30, 1998(a)   April 30, 1999(a)
----------------------------------------------------------------------------------------- --------------------------------------
Net asset value, beginning of year ($)                                      13.08               10.00               11.64
                                                                            -----               -----               -----
 Net investment income (loss) ($)*                                          (0.04)              (0.03)              (0.11)
 Net realized and unrealized gain on investments ($)                         1.24                1.67                2.76
                                                                            -----               -----               -----
Total from investment operations ($)                                         1.20                1.64                2.65
                                                                            -----               -----               -----
 Distribution from net realized gains ($)                                      --                  --               (0.01)
                                                                            -----               -----               -----
Total distributions ($)                                                        --                  --               (0.01)
                                                                            -----               -----               -----
Net asset value, end of year ($)                                            14.28               11.64               14.28
                                                                            =====               =====               =====
Total return(b) (%)                                                          9.17(d)            16.40(d)            22.74
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                    24,454              19,688              88,383
Ratio of operating expenses to average net assets (%)*                       1.88(e)             2.00(e)             1.95
Ratio of net investment income (loss) to average net assets (%)*            (1.00)(e)           (0.76)(e)           (0.89)
Portfolio turnover rate (%)                                                  42.09               6.44               42.09
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                                 --                0.04                0.00

                                                                                   Class C
                                                                   ---------------------------------------
                                                                    December 31, 1997
                                                                     (Commencement of
                                                                      Operations) to        Year ended
                                                                    April 30, 1998(a)   April 30, 1999(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                     10.00               11.63
                                                                           -----               -----
 Net investment income (loss) ($)*                                         (0.03)              (0.11)
 Net realized and unrealized gain on investments ($)                        1.66                2.77
                                                                           -----               -----
Total from investment operations ($)                                        1.63                2.66
                                                                           -----               -----
 Distribution from net realized gains ($)                                    --                (0.01)
                                                                           -----               -----
Total distributions ($)                                                      --                (0.01)
                                                                           -----               -----
Net asset value, end of year ($)                                           11.63               14.28
                                                                           =====               =====
Total return(b) (%)                                                        16.30(d)            22.85
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                    4,977              26,399
Ratio of operating expenses to average net assets (%)*                      2.00(e)             1.95
Ratio of net investment income (loss) to average net assets (%)*           (0.69) (e)          (0.90)
Portfolio turnover rate (%)                                                 6.44               42.09
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                              0.04                0.00

                                                                                  Class S
                                                                   --------------------------------------
                                                                    December 31, 1997
                                                                     (Commencement of
                                                                      Operations) to       Year ended
                                                                    April 30, 1998(a)   April 30, 1999(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                     10.00               11.68
                                                                           -----               -----
 Net investment income (loss) ($)*                                          0.03                0.02
 Net realized and unrealized gain on investments ($)                        1.65                2.79
                                                                           -----               -----
Total from investment operations ($)                                        1.68                2.81
                                                                           -----               -----
 Distribution from net realized gains ($)                                    --                (0.01)
                                                                           -----               -----
Total distributions ($)                                                      --                (0.01)
                                                                           -----               -----
Net asset value, end of year ($)                                           11.68               14.48
                                                                           =====               =====
Total return(b) (%)                                                        16.80(d)            24.04
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                    4,127               6,367
Ratio of operating expenses to average net assets (%)*                      1.00(e)             0.95
Ratio of net investment income (loss) to average net assets (%)*            0.60(e)             0.16
Portfolio turnover rate (%)                                                 6.44               42.09
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                              0.09                0.01

--------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to April 30, 1999.
(d) Not annualized.
(e) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Legacy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Legacy Fund (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 4, 1999

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Legacy Fund had a strong year. The total return for the Fund's Class A shares was 23.73% for the 12 months ended April 30, 1999 (does not reflect sales charge). The Fund outperformed the Lipper average growth fund which rose 15.05%. It also outperformed the Standard & Poor's 500 Index, which gained 21.83% for the same period.

During the period, the Fund benefited from two key factors: The market favored large-cap growth stocks, the universe in which the Fund invests. And good stock selection pushed performance above the peer group average. Large technology companies such as Cisco Systems, Microsoft and IBM were among the Fund's top performers. Financial stocks were disappointing, but the manager took the opportunity to add to the Fund's investment in several insurance companies when prices were down during the period.

The Fund's mandate is to be mindful of the tax consequences of investment decisions. As a result, stocks in the portfolio are selected because the manager believes they have solid long-term growth potential.

April 30, 1999


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                           Change In Value Of $10,000
                              Based On The S&P 500
                     Compared to Change In Value of $10,000
                            Invested In Legacy Fund

[Line Chart Data]

Class A Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  16.62%       25.96%
---------------------------

                         Legacy       S&P
                          Fund        500
                          ----        ---
Inception 12/31/97        9425       10000
4/30/98                  10990       11511
4/30/99                  13598       14023


Class B(1) Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  17.74%       27.97%
---------------------------

                         Legacy       S&P
                          Fund        500
                          ----        ---
Inception 12/31/97       10000       10000
4/30/98                  11640       11511
4/30/99                  13887       14023


Class B Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  17.74%       27.97%
---------------------------

                         Legacy       S&P
                          Fund        500
                          ----        ---
Inception 12/31/97       10000       10000
4/30/98                  11640       11511
4/30/99                  13887       14023


Class C Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  21.85%       30.73%
---------------------------

                         Legacy       S&P
                          Fund        500
                          ----        ---
Inception 12/31/97       10000       10000
4/30/98                  11630       11511
4/30/99                  14287       14023


Class S Shares

---------------------------
Average Annual Total Return
---------------------------
  1 Year    Life of Fund
---------------------------
  24.04%       32.10%
---------------------------

                         Legacy       S&P
                          Fund        500
                          ----        ---
Inception 12/31/97       10000       10000
4/30/98                  11680       11511
4/30/99                  14487       14023

STATE STREET RESEARCH LEGACY FUND

------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Legacy Fund ("Fund"), along with shareholders of other series of State Street Research Securities Trust ("Trust"), was convened on April 6, 1999 ("Meeting"). The results of the Meeting are set forth below.

                                                    Votes (millions of shares)
                                              (Combined for All Series of the Trust)
                                              --------------------------------------
Action on Proposal                                        For       Withheld
------------------------------------------------------------------------------------
The following persons were elected as Trustees:
Bruce R. Bond .................................           19.1        0.2
Steve A. Garban ...............................           19.1        0.2
Malcolm T. Hopkins ............................           19.0        0.2
Susan M. Phillips .............................           19.1        0.2

STATE STREET RESEARCH LEGACY FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH SECURITIES
TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Legacy Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Thomas J. Dillman
Vice President

Bartlett R. Geer
Vice President

John H. Kallis
Vice President

Kim M. Peters
Vice President

Thomas A. Shively
Vice President

James M. Weiss
Vice President

Elizabeth McCombs Westvold
Vice President

Kennard Woodworth, Jr.
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary


Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Bruce R. Bond
Chairman of the Board,
Chief Executive Officer and
President, PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and
Treasurer, The Pennsylvania
State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer
and Director, Hewlett-Packard
Company

Susan M. Phillips
Dean, School of Business and
Public Management, George
Washington University; former
Member of the Board of Governors
of the Federal Reserve System and
Chairman and Commissioner of
the Commodity Futures Trading
Commission

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

[Back cover]


State Street Research Legacy Fund
One Financial Center
Boston, MA 02111

------------
  Bulk Rate
U.S. Postage
    PAID
  Permit #6
Hartford, CT
------------

Questions? Comments?
Call us at 1-800-562-0032, or
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-mail us at:
     info@ssrfunds.com
Internet site:
   www.ssrfunds.com

[Graphic: STATE STREET RESEARCH Logo]

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Legacy Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after June 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: (exp0700)SSR-LD                                     LF-762F-0699